                                                                                                EXECUTION COPY

                                                         INDENTURE

                                                           among

                                           PHH MORTGAGE TRUST, SERIES 2008-CIM2,
                                                          Issuer,

                                           HSBC BANK USA, NATIONAL ASSOCIATION,
                                                     Indenture Trustee

                                                            and

                                                  WELLS FARGO BANK, N.A.,
                                                 Securities Administrator

                                                 Dated as of July 25, 2008

                                           PHH MORTGAGE TRUST, SERIES 2008-CIM2
                                          MORTGAGE-BACKED NOTES, SERIES 2008-CIM2

            Section 2.14.           Restrictions on Transfer and Retention of Beneficial Ownership Interest in

                                                            i

                                                            ii

EXHIBIT A-1           Forms of Class A Notes

EXHIBIT A-2           Forms of Privately Offered Notes

EXHIBIT B-1           Form of Rule 144A (QIB) Investment Letter

EXHIBIT B-2           Form of Rule 501(a) Investment Letter

EXHIBIT C             Form of ERISA Affidavit for Class A Notes

                                                            iii

         This  INDENTURE,  dated as of July 25,  2008,  is by and among PHH MORTGAGE  TRUST,  SERIES 2008-CIM2,  a Delaware statutory trust (the "Issuer"), HSBC BANK USA, NATIONAL ASSOCIATION,  a national banking association,  as indenture trustee and not in its individual capacity (the "Indenture  Trustee"),  and WELLS FARGO BANK, N.A., a national banking association, as securities administrator and not in its individual capacity (the "Securities Administrator").

         Each party  agrees as follows  for the benefit of the other  parties and for the equal and ratable  benefit of the
Holders of the Issuer's Mortgage-Backed Notes, Series 2008-CIM2 in the Classes specified herein:

                                                      GRANTING CLAUSE

         The Issuer  hereby  Grants to the  Indenture  Trustee on the Closing  Date,  for the benefit of the Holders of the
Notes, all of the Issuer's right, title and interest,  whether now owned or hereafter acquired,  in and to: (i) the portion of the Trust Estate (as defined in the Sale and  Servicing  Agreement)  related to the Mortgage  Loans;  (ii) the  Issuer's rights and benefits but none of its  obligations  under the Sale and Servicing  Agreement  (including the Issuer's right to cause the Originator to repurchase  Mortgage Loans from the Issuer under the circumstances  described therein) with respect to the  Mortgage  Loans;  (iii) the Issuer's  rights and  benefits  but none of its  obligations  under the  Administration
Agreement with respect to the Mortgage Loans;  (iv) the  Issuer's rights and benefits but none of its obligations under the
Assignment  Agreement and the Purchase and Servicing  Agreement with respect to the Mortgage Loans  (including the Issuer's right to cause the Originator to repurchase  Mortgage  Loans from the Issuer under the  circumstances  described  therein);
(v) the  Trust  Accounts and all amounts and property in the Trust  Accounts from time to time with respect to the Mortgage
Loans;  (vi) all other property of the Trust from time to time with respect to the Mortgage  Loans;  and (vii) all  present and future  claims,  demands,  causes of action and  choses in action in  respect  of any or all of the  foregoing  and all payments  on or under and all  proceeds  of every kind and  nature  whatsoever  in respect of any or all of the  foregoing, including all proceeds of the conversion thereof,  voluntary or involuntary,  into cash or other liquid property,  all cash proceeds,  accounts, accounts receivable,  notes, drafts, acceptances,  chattel paper, checks, deposit accounts,  insurance proceeds,  condemnation  awards,  rights to payment of any and every kind and other forms of obligations  and  receivables, instruments  and other property  which at any time  constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

         The  foregoing  Grants are made in trust to secure the  payment of  principal  of and  interest  on, and any other amounts  owing in respect of, the related  Notes and to secure  (i) the  payment of all amounts due on the related Notes in accordance  with their terms,  (ii) the  payment of all other sums payable under the Indenture  with respect to the related
Notes and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture  Trustee,  as Indenture Trustee on behalf of the Holders of the Notes,  acknowledges such Grants and accepts the trusts under this Indenture in accordance with its terms.

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         Each Holder of a Note, by acceptance of such Note, and the Indenture  Trustee agree and acknowledge that each item of Collateral that is physically  delivered to the Indenture  Trustee or the Securities  Administrator  will be held by the
Indenture  Trustee (or its custodian) or the Securities  Administrator  in trust for the benefit of the  Noteholders  under the terms of this Indenture.
                                                         ARTICLE I

                                        DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.01.     Definitions.  Except as  otherwise  specified  herein or as the context may  otherwise  require,
(i) capitalized  terms used but not otherwise  defined herein shall have the respective  meanings set forth in the Sale and
Servicing  Agreement  for all purposes of this  Indenture and (ii) the  following  terms have the  respective  meanings set forth below for all purposes of this Indenture.

         Act:  The meaning specified in Section 11.03(a).

         Administration  Agreement:  The Administration Agreement dated as of July 25, 2008 among the Issuer, the Indenture
Trustee, the Securities Administrator, LaSalle National Trust Delaware, as Owner Trustee, and the Depositor.

         Affiliate:  With respect to any specified  Person,  any other Person  controlling or controlled by or under common control  with such  specified  Person.  For the  purposes  of this  definition,  "control"  when used with  respect  to any specified  Person means the power to direct the  management and policies of such Person,  directly or  indirectly,  whether through the ownership of voting  securities,  by contract or otherwise;  and the terms  "controlling" and "controlled" have meanings correlative to the foregoing.

         Authorized  Officer:  With respect to the Issuer,  any officer of the Owner  Trustee who is  authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized  Officers  delivered by the Owner Trustee to the Indenture  Trustee on the Closing Date (as such list may be modified or supplemented  from time to time thereafter) and, so long as the Administration  Agreement is in effect, any Vice President,  Assistant Vice President,
Trust  Officer  or more  senior  officer  of the  Securities  Administrator  who is  authorized  to act for the  Securities
Administrator  in matters  relating  to the Issuer and to be acted upon by the  Securities  Administrator  pursuant  to the
Administration  Agreement  and  who is  identified  on  the  list  of  Authorized  Officers  delivered  by  the  Securities
Administrator  to the  Indenture  Trustee on the Closing  Date (as such list may be modified or  supplemented  from time to time thereafter).

         Book-Entry Notes: Solely with respect to the Offered Notes,  beneficial interests in Offered Notes,  ownership and transfers of which shall be evidenced  or made  through  book  entries by a Clearing  Agency as described in Section  2.10;
provided,  that after the occurrence of a condition  whereupon  Definitive Notes are to be issued to Note Owners of Offered
Notes, such Offered Notes shall no longer be "Book-Entry Notes."

         Class:  All Notes having the same class designation.

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         Certificate  of Trust:  The  certificate  of trust of the Issuer as filed with the  Secretary of State of Delaware and as thereafter amended from time to time.

         Clearing Agency:  An organization  registered as a "clearing  agency" pursuant to Section 17A of the Exchange Act, as amended.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

         Clearing Agency Participant:  A broker,  dealer,  bank, other financial  institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         Collateral:  The meaning specified in the Granting Clause of this Indenture.

         Commission:  The Securities and Exchange Commission.

         Corporate  Trust  Office:  The  principal  office of the  Indenture  Trustee at which at any  particular  time its corporate trust business shall be  administered,  which office at the date of execution of this Indenture is located at 452
Fifth  Avenue,  New York,  New York 10018,  Attention:  CTLA - PHHMC  2008-CIM2,  or at such other address as the Indenture
Trustee may designate from time to time by notice to the  Noteholders,  and the Issuer,  or the principal  corporate  trust office of any successor  Indenture Trustee at the address  designated by such successor  Indenture Trustee by notice to the
Noteholders and the Issuer.

         Default:  Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         Definitive Notes:  The meaning specified in Section 2.10.

         Depository  Institution:  Any depository  institution or trust  company,  including the Indenture  Trustee and the
Securities  Administrator,  that (a) is  incorporated  under the laws of the United States of America or any State thereof,
(b) is subject to supervision and examination by federal or state banking  authorities  and (c) has  outstanding  unsecured commercial  paper or other  short-term  unsecured debt  obligations  that are rated in the highest rating  category by each
Rating Agency, or is otherwise acceptable to each Rating Agency.

         DTC:  The Depository Trust Company.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  The meaning specified in Section 5.01.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

         Executive  Officer:  With respect to any corporation or limited liability  company,  the Chief Executive  Officer,
Chief Operating Officer, Chief Financial Officer,  President,  Manager,  Executive Vice President,  any Vice President, the
Secretary or the Treasurer of such entity; and with respect to any partnership, any general partner thereof.

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         Global Securities:  The meaning specified in Section 2.01(a).

         Grant: Mortgage,  pledge, bargain, sell, warrant,  alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security  interest in and a right of set-off  against,  deposit,  set over and confirm  pursuant to this  Indenture.  A Grant of the Collateral or of any other  agreement or instrument  shall include all rights,  powers and options (but none of the  obligations) of the granting party  thereunder,  including the immediate and continuing  right to claim for,  collect,  receive and give receipt for principal  and interest  payments in respect of the  Collateral  and all other  moneys  payable  thereunder,  to give and  receive  notices  and  other  communications,  to make  waivers  or other agreements,  to exercise all rights and options,  to bring  Proceedings  in the name of the granting party or otherwise and generally to do and receive  anything  that the granting  party is or may be entitled to do or receive  thereunder  or with respect thereto.

         Holder or  Noteholder:  A Person in whose name a Note is registered on the Note Register  except that,  solely for the purposes of taking any action or giving any consent  pursuant to this  Indenture,  any Note  registered  in the name of the Indenture Trustee or any Affiliate  thereof shall be deemed not to be Outstanding in determining  whether the requisite percentage  necessary to effect any such consent has been  obtained,  except that,  in  determining  whether the  Indenture
Trustee  shall be protected in relying  upon any such  consent,  only Notes which a  Responsible  Officer of the  Indenture
Trustee knows to be so held shall be disregarded.

         Independent:  When used with respect to any specified  Person,  that such Person (a) is in fact independent of the
Issuer,  any other obligor on the Notes,  the Seller and any Affiliate of any of the foregoing  Persons,  (b) does not have any direct  financial  interest or any material  indirect  financial  interest in the Issuer,  any such other obligor,  the
Seller or any Affiliate of any of the foregoing  Persons and (c) is not connected with the Issuer,  any such other obligor, the Seller or any  Affiliate of any of the  foregoing  Persons as an officer,  employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

         Independent  Certificate:  A  certificate  or  opinion  to  be  delivered  to  the  Indenture  Trustee  under  the circumstances  described in, and otherwise  complying  with,  the  applicable  requirements  of Section  11.01,  made by an
Independent  appraiser or other expert  appointed by an Issuer Order and approved by the  Indenture  Trustee or  Securities
Administrator,  as applicable,  in the exercise of reasonable  care,  and such opinion or certificate  shall state that the signer has read the definition of  "Independent"  in this  Indenture and that the signer is Independent  within the meaning thereof.

         Issuer:  PHH Mortgage Trust,  Series 2008-CIM2,  a Delaware statutory trust, or any successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

         Issuer  Order or Issuer  Request:  A written  order or request  signed in the name of the Issuer by any one of its
Authorized Officers and delivered to the Indenture Trustee or Securities Administrator, as applicable.

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         Majority  Priority  Class Noteholders:  With  respect to all of the Notes,  on any date,  Holders of the  Priority
Class Notes  representing  more  than  50% of the  aggregate  Class Principal  Balance  of the  Priority  Class Notes  then outstanding.

         Non-Priority  Class Note:  As of any  date  of  determination,  any  Outstanding  Note  other  than  the  Priority
Class Notes.

         Note: Any of the Class 1-A-1,  Class 1-A-2,  Class 2-A-1,  Class 2-A-2,  Class 3-A-1, Class 3-A-2, Class AX, Class
4-A-1,  Class 4-A-2,  Class  5-A-1,  Class 5-A-2,  Class 4-AX,  Class 5-AX,  Class APO,  Class B-1,  Class B-2,  Class B-3,
Class B-4,  Class B-5 or Class B-6 Notes issued pursuant to this Indenture,  substantially  in the forms attached hereto as
Exhibit A-1 or Exhibit A-2, as applicable.

         Note  Depository  Agreement:  The  agreement  dated July 24,  2008,  between the Issuer and The  Depository  Trust
Company, as the initial Clearing Agency, relating to the Book-Entry Notes.

         Note  Owner or Owner:  With  respect  to a  Book-Entry  Note,  the  Person  that is the  beneficial  owner of such
Book-Entry  Note, as reflected on the books of the Clearing Agency or on the books of a Person  maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect  participant,  in each case in accordance with the rules of such Clearing  Agency),  and with respect to a Definitive  Note, the Person that is the registered  owner of such Note as reflected in the Note Register.

         Note Principal  Amount:  With respect to each Note of a given  Class (other  than the Interest Only Notes) and any date of determination,  the product of (i) the  Class Principal  Balance of such Class and (ii) the  applicable  Percentage
Interest of such Note.

         Note Register and Note Registrar:  The respective  meanings  specified in Section 2.04. The initial Note Registrar shall be the Securities Administrator.

         Offered Notes: The Class 1-A-1,  Class 1-A-2,  Class 2-A-1,  Class 2-A-2,  Class 3-A-1,  Class 3-A-2, Class 4-A-1,
Class 4-A-2, Class 5-A-1 and Class 5-A-2 Notes.

         Officer's  Certificate:  A  certificate  signed by any  Authorized  Officer of the Issuer (or by an officer of the
Depositor under the  Administration  Agreement),  under the circumstances  described in, and otherwise  complying with, the applicable  requirements  of Section  11.01,  and  delivered to the  Indenture  Trustee and the  Securities  Administrator.
Unless  otherwise  specified,  any  reference  in this  Indenture  to an  Officer's  Certificate  shall be to an  Officer's
Certificate of any Authorized Officer of the Issuer.

         Opinion of Counsel:  One or more written  opinions of counsel who may, except as otherwise  expressly  provided in this Indenture,  be employees of or counsel to the Issuer, the Depositor,  or the party requesting a supplemental indenture as provided in Section 9.08, and who shall be satisfactory to the Indenture  Trustee,  the Note Registrar or the Securities
Administrator,  as  applicable,  which  opinion or opinions  shall be  addressed  to the  Indenture  Trustee,  as Indenture
Trustee,  and  shall  comply  with any  applicable  requirements  of  Section 11.01  and  shall  be in form  and  substance

                                                            5

satisfactory to the Indenture Trustee, the Note Registrar or the Securities Administrator, as applicable.

         Outstanding:  With respect to any Note as of the date of determination,  all Notes  theretofore  authenticated and delivered under this Indenture except:

                  (i)      Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii)     Notes, or portions thereof, the payment for which money in the necessary amount has been theretofore deposited with the Securities Administrator or any Paying Agent in trust for the Holders of such
         Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Securities
         Administrator); and

                  (iii)    Notes or portions thereof in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Securities Administrator is presented that any such Notes are held by a bona fide purchaser;

provided,  that in  determining  whether  the  Holders  of the  requisite  Outstanding  Balance of the Notes have given any request,  demand,  authorization,  direction,  notice,  consent or waiver hereunder or under any other Operative Agreement,
Notes owned by the Issuer, any other obligor upon the Notes, the Depositor,  the Owner Trustee,  the Indenture Trustee, the
Servicer,  the Securities  Administrator  or any Affiliate of any of the foregoing  Persons shall be disregarded and deemed not to be  Outstanding  (unless  such action  requires the consent,  waiver,  request or demand of 100% of the  Outstanding
Balance  represented by a particular  Class and 100% of the Outstanding  Balance represented by such Class is registered in the name of one or more of the foregoing  entities),  except that, in  determining  whether the Indenture  Trustee shall be protected in relying upon any such request, demand,  authorization,  direction,  notice, consent or waiver, only Notes that a  Responsible  Officer  of the  Indenture  Trustee  or the  Securities  Administrator  knows  to be so  owned  shall be so disregarded.  Notes so owned  that  have  been  pledged  in good  faith  may be  regarded  as  Outstanding  if the  pledgee establishes to the  satisfaction of the Securities  Administrator  the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor,  the Owner Trustee,  the Indenture
Trustee, the Servicer, the Securities Administrator or any Affiliate of any of the foregoing Persons.

         Outstanding  Balance:  The aggregate  principal or notional amount of the Notes Outstanding,  or of all Notes of a
Class, as applicable, as of the date of determination.

         Owner Trust Certificates:  As defined in the Trust Agreement.

         Owner Trustee:  LaSalle National Trust Delaware,  not in its individual  capacity,  but solely as owner trustee of the Issuer.

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         Paying Agent:  Initially,  the Securities  Administrator or any other Person that meets the eligibility  standards for the Indenture  Trustee  specified in Section 6.11 and is authorized and appointed by the Issuer to make payments to and from the Note Payment Account, including payments of principal of or interest on the Notes on behalf of the Issuer.

         PCAOB:  The Public Company Accounting Oversight Board.

         Predecessor  Note:  With respect to any particular  Note,  every previous Note  evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition,  any Note  authenticated  and delivered  under Section 2.05 in lieu of a mutilated,  lost,  destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         Priority  Class Notes:  With respect to all of the Notes,  (i) until  the  Class Principal  Balances of the Senior
Notes are  reduced to zero and all sums  payable to the  Holders  of the  Senior  Notes have been paid in full,  the Senior
Notes acting as a single Class and (ii) when the  Class Principal  Balances of the Senior Notes are reduced to zero and all sums  payable to the  Holders of the  Senior  Notes have been paid in full,  each  individual  Class of  Subordinate  Notes consecutively  in ascending order,  starting with the Class of  Subordinate  Notes with the lowest  numerical  designation, until the  Class Principal  Balances of such  Class of  Subordinate  Notes are reduced to zero and all sums  payable to the
Holders thereof have been paid in full.

         Privately Offered Notes:  The Subordinated Notes, the Interest Only Notes and the Principal Only Notes.

         Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

         Prospective Owner:  Each prospective purchaser and any subsequent transferee of a Note.

         Rating  Agency  Condition:  With respect to any action to which the Rating  Agency  Condition  applies,  that each
Rating Agency shall have been given 10 days (or such shorter  period as is  acceptable to each Rating  Agency) prior notice thereof and that each Rating Agency shall have notified the  Depositor,  the Owner Trustee,  the  Securities  Administrator
and the  Indenture  Trustee in writing that such  proposed  action will not result in a reduction or withdrawal of the then current rating of the applicable Class or Classes of Notes.

         Redemption Date:  The Clean-Up Call Date.

         Required  Rating:  The Notes have received,  on the date on which at least 50% of the Offered Notes have been sold to a Person that is not (or Persons  that are not) an  Affiliate  of the  Sponsor,  the  following  ratings from the Rating
Agencies:

                 Class                               Fitch Rating                          Moody's Rating
                 1-A-1                                    AAA                                    Aaa
                 1-A-2                                    AAA                                    Aaa
                 2-A-1                                    AAA                                    Aaa
                 2-A-2                                    AAA                                    Aaa

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                 3-A-1                                    AAA                                    Aaa
                 3-A-2                                    AAA                                    Aaa
                 4-A-1                                    AAA                                    Aaa
                 4-A-2                                    AAA                                    Aaa
                 5-A-1                                    AAA                                    Aaa
                 5-A-2                                    AAA                                    Aaa
                  AX                                      AAA                                    Aaa
                 4-AX                                     AAA                                    Aaa
                 5-AX                                     AAA                                    Aaa
                  APO                                     AAA                                    Aaa
                  B-1                                     AA                                     Aa2
                  B-2                                      A                                     A2
                  B-3                                     BBB                                   Baa2
                  B-4                                     BB                                     Ba2
                  B-5                                      B                                     Ba2
                  B-6                                     NR                                     NR
N/R = Not rated by that Rating Agency

         Responsible  Officer:  With respect to the Indenture  Trustee,  any officer in the corporate  trust  department or similar group of the Indenture  Trustee with a direct  responsibility  for the  administration  of this Agreement and, with respect to any particular  corporate trust matter,  any other officer to whom such matter is referred because of his or her knowledge of and familiarity  with the particular  subject.  With respect to the Securities  Administrator,  any officer in the  corporate  trust  department or similar  group of the  Securities  Administrator  with direct  responsibility  for the administration of this Indenture and also, with respect to a particular  corporate trust matter,  any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

         Sale and Servicing  Agreement:  The Sale and Servicing  Agreement,  dated as of July 1, 2008 among the Issuer, the
Seller,  the  Depositor,  the Master  Servicer,  the Securities  Administrator  and the Indenture  Trustee,  as such may be amended, supplemented or otherwise modified from time to time.

         Senior Notes: The Class 1-A-1,  Class 1-A-2,  Class 2-A-1,  Class 2-A-2, Class 3-A-1, Class 3-A-2, Class AX, Class
4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class 4-AX, Class 5-AX and Class APO Notes.

         Sponsor:  Chimera Investment Corporation.

         State:  Any one of the 50 States of the United States of America or the District of Columbia.

         Stated Maturity Date:  With respect to each Class of Notes, the date set forth in Section 2.02.

         Subordinated Notes:  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Notes.

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         Trust  Indenture  Act or TIA: The Trust  Indenture  Act of 1939 as in force on the date hereof,  unless  otherwise specifically provided.

         Section 1.02.     Incorporation  by Reference of Trust  Indenture  Act. (a) Whenever  this  Indenture  refers to a provision of the TIA, the provision is incorporated  by reference in and made a part of this  Indenture.  The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         (a)      All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by rule of the Securities and Exchange Commission have the respective meanings assigned to them by such definitions.

         Section 1.03.     Rules of Construction.  Unless the context otherwise requires:

                  (i)      a term has the meaning assigned to it;

                  (ii)     an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii)    "or" is not exclusive;

                  (iv)     "including" means including without limitation;

                  (v)      words in the singular include the plural and words in the plural include the singular;

                  (vi)     any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns;

                  (vii)    terms defined in the UCC and not otherwise defined herein shall have the meaning assigned to them in the UCC; and

                                                            9

                  (viii)   "U.S. dollars," "dollars," or the sign "$" shall be construed as references to United States dollars which are freely transferable by residents and non-residents of the United States of America and convertible by such persons into any other freely convertible currency unless such transferability or convertibility is restricted by any law or regulation of general application in which event references to "U.S.
         dollars," "dollars," or the sign "$" shall be construed as references to such coin or currency of the United
         States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America, and "cents" shall be construed accordingly.

                                                        ARTICLE II

                                                         THE NOTES

         Section 2.01.     Form.  The Notes shall be  designated  as the "PHH  Mortgage  Trust,  Series 2008-CIM2  Mortgage
Backed Notes,  Series 2008-CIM2."  Each  Class of  Notes,  together  with the  Securities  Administrator's  certificate  of authentication,  shall be in substantially  the forms set forth in Exhibits A-1 and A-2 with such  appropriate  insertions, omissions,  substitutions  and other variations as are required or permitted by this Indenture,  and may have such letters, numbers or other marks of identification  and such legends or endorsements  placed thereon as may,  consistently  herewith, be  determined  by the officers  executing  such Notes,  as evidenced by their  execution of the Notes.  Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Definitive Notes and the global certificates ("Global Securities")  representing the Book-Entry Notes shall be typewritten,  printed,  lithographed  or engraved or produced by any  combination  of these  methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         The Notes shall be issued as  registered  Notes.  Each Class of  Offered  Notes,  except as otherwise  provided by supplement to this  Indenture,  shall be issued in a  denomination  of at least $25,000 in principal  amount and any larger denomination  that is an integral  multiple of  $1 approved  by the Issuer,  such approval to be evidenced by the execution thereof;  provided,  however,  one Note may be issued  in an  amount  less than the  minimum  denomination.  Each  Class of
Privately  Offered Notes,  except as otherwise  provided by supplement to the Indenture,  shall be issued in a denomination of at least $100,000 in principal  amount or notional amount (in the case of the Interest Only Notes),  as applicable,  and any larger  denomination  that is an integral  multiple of $1 approved by the Issuer,  such approval to be evidenced by the execution  thereof;  provided,  however,  one  Note of each  Class may  be  issued  in an  amount  less  than  the  minimum denomination.  Privately  Offered Notes may solely be issued,  transferred  and exchanged in the form of Definitive  Notes.
If the Offered  Notes are  issuable in whole or in part as  Book-Entry  Notes,  any such  Offered  Note may provide that it shall represent the aggregate  amount of Outstanding  Notes of its Class from time to time endorsed thereon and may provide that the  aggregate  amount of  Outstanding  Notes of its  Class represented  thereby  may from time to time be  reduced to reflect  exchanges  or  increased to reflect the issuance of an  additional  principal  amount of Notes of such Class.  Any endorsement of a Book-Entry  Note to reflect the amount,  or any increase or decrease in the amount,  of Outstanding  Notes represented  thereby  shall be made in such manner and by such Person or Persons,  as shall be specified  therein or in the
Issuer Order of authentication delivered to the Securities Administrator.

                                                            10

         Each Note shall be dated the date of its  authentication.  The terms of the Notes set forth in Exhibit A-1 and A-2 are part of the terms of this Indenture.

         Section 2.02.     Execution,  Authentication  and  Delivery.  (a) The  Notes  shall be  executed  on behalf of the
Issuer by any  Authorized  Officer  of the  Owner  Trustee  or the  Securities  Administrator.  The  signature  of any such
Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile  signature of individuals  who were at any time  Authorized  Officers of the
Owner Trustee or Securities  Administrator  shall bind the Issuer,  notwithstanding  that such  individuals  or any of them have ceased to hold such  offices  prior to the  authentication  and delivery of such Notes or did not hold such offices at the date of such Notes.

         Subject to the satisfaction of the conditions set forth in this Section 2.02, the Securities  Administrator shall, upon Issuer Order,  authenticate  and deliver the Notes for original issue in the initial  aggregate  principal  amounts or notional amount with respect to each Class as specified below:

                                                    Class Principal
                 Class                            or Notional Amount                    Stated Maturity Date
                 1-A-1                                  $22,814,000.00                        July 2038
                 1-A-2                                   $1,425,000.00                        July 2038
                 2-A-1                                  $37,797,000.00                        July 2038
                 2-A-2                                   $2,360,000.00                        July 2038
                 3-A-1                                  $20,631,000.00                        July 2038
                 3-A-2                                   $1,288,000.00                        July 2038
                 4-A-1                                   $8,954,000.00                        June 2023
                 4-A-2                                     $566,000.00                        June 2023
                 5-A-1                                  $43,777,000.00                        July 2038
                 5-A-2                                   $2,752,000.00                        July 2038
                  AX                                    $86,315,000.00*                       July 2038
                 4-AX                                   $10,191,941.04*                       June 2023
                 5-AX                                   $49,577,031.04*                       July 2038
                  APO                                      $402,357.52                        July 2038
                  B-1                                    $4,157,000.00                        July 2038
                  B-2                                    $1,436,000.00                        July 2038
                  B-3                                      $604,000.00                        July 2038
                  B-4                                    $1,209,000.00                        July 2038
                  B-5                                      $303,000.00                        July 2038
                  B-6                                      $680,003.46                        July 2038
___________________
* Notional Amount

                                                            11

         The aggregate  Class Principal  Balances (or  Class Notional  Amount) of such Classes of Notes  outstanding at any time may not exceed such respective amounts.

         (b)      Issuance of the Notes shall be conditioned upon receipt by the Indenture Trustee or the Securities
Administrator, as applicable, of the following:

                  (i)      An Issuer Order authorizing the execution and authentication of such Notes;

                  (ii)     All of the items of Collateral that are to be delivered to the Indenture Trustee or the
         Securities Administrator, as provided herein or in the Sale and Servicing Agreement;

                  (iii)    An executed counterpart from each party to each of the Trust Agreement, the Indenture, the
         Administration Agreement, the Assignment Agreement and the Sale and Servicing Agreement, respectively, and a certified copy of the Certificate of Trust;

                  (iv)     Except to the extent provided in subsection (c) below, Opinions of Counsel addressed to the
         Indenture Trustee to the effect that:

                                    (I)     the Issuer has been duly formed and is validly existing as a statutory trust under the laws of the State of Delaware, and has power, authority and legal right to execute and deliver this Indenture and the other Operative Agreements to which it is a party;

                                    (II)    the issuance of the Notes has been duly and validly authorized by the Issuer;

                                    (III)   the Notes, when executed and authenticated in accordance with the provisions of this Indenture and delivered against payment therefor, will be the legal, valid and binding obligations of the Issuer pursuant to the terms of this Indenture and will be entitled to the benefits of this Indenture, and will be enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                                    (IV)    assuming due authorization, execution and delivery thereof by the Indenture
                           Trustee, this Indenture has been duly executed and delivered by Issuer and constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                                                            12

                                    (V)     the Issuer is not required to be registered under the Investment Company Act of 1940, as amended;

                                    (VI)    the Issuer will not be characterized as a taxable mortgage pool or an association (or publicly traded partnership) taxable as a corporation;

                                    (VII)   the provisions of the Indenture are sufficient to create a valid security interest in favor of the Indenture Trustee in the Collateral; and

                                    (VIII)  this Indenture has been duly qualified under the Trust Indenture Act.

                  (v)      An Officer's Certificate of the Depositor on behalf of the Issuer complying with the requirements of Section 11.01 and stating that:

                                    (I)     the Issuer is not in Default under this Indenture and the issuance of the
                           Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject;

                                    (II)    any form UCC-1 filed or to be filed against the Issuer for the benefit of the
                           Indenture Trustee with respect to the Collateral, shall contain a statement that a purchaser of a security interest in any Collateral described in such financing statement will violate the rights of the Indenture Trustee, as secured party, in such Collateral;

                                    (III)   attached thereto are true and correct copies of letters signed by the Rating
                           Agencies to the effect that each Class of Notes being rated by it has been assigned the
                           Required Rating; and

                                    (IV)    all conditions precedent provided for in this Indenture relating to the authentication and delivery of the Notes have been complied with.

                  (vi)     A letter from each Rating Agency confirming the Required Rating of each Class of Notes rated by such Rating Agency.

         (c)      The representations and warranties made pursuant to the Officer's Certificate delivered pursuant to subsection (b)(v) above shall survive the discharge of this Indenture and may not be waived by any party hereto.  The
Opinions of Counsel to be delivered pursuant to subsection (b)(iv) above may differ from the Opinions of Counsel described in such subsection so long as such Opinions of Counsel so delivered are acceptable to the Rating Agencies and the Securities Administrator, which shall be conclusively evidenced by the Securities Administrator's authentication and

                                                            13

delivery of the Notes and the Rating Agencies' issuance of their letters pursuant to subsection (b)(vi) above and such acceptable opinions shall be deemed to be the Opinions of Counsel required pursuant to subsection (b)(iv) above.

         (d)      The Notes that are authenticated and delivered by the Securities Administrator to or upon the order of the Issuer on the Closing Date shall be dated the Closing Date.  All other Notes that are authenticated after the Closing
Date as a result of transfer or exchange or for any other purpose under the Indenture shall be dated the date of their authentication.

         (e)      No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Securities Administrator by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.03.     Limitations  on  Transfer  of the Notes.  (a) Except  for a transfer  made to the  Sponsor or an affiliate of the Sponsor,  no Privately Offered Note may be offered,  sold,  delivered or transferred  (including,  without limitation,  by pledge or  hypothecation)  except (i) under  Rule 144A under the Securities Act  ("Rule 144A") to qualified institutional  buyers or "QIBs"  purchasing for their own account or for the account of one or more QIBs, for whom they are authorized  to act or (ii) to  accredited  investors or "AIs," as defined in  Rule 501(a)(1),  (2),  (3) or  (7) under  the
Securities Act  ("Rule 501(a)"),  purchasing for their own account or for the accounts of one or more AIs for whom they are authorized to act. Except as provided in Section 4.02(c),  the foregoing  requirements  shall only be satisfied by the Note
Registrar's  receipt of an investment  letter from the transferee  substantially in the form of Exhibit B-1 or Exhibit B-2, as applicable.  Each Privately  Offered Note shall bear a restrictive  legend to the foregoing effect  substantially in the form of the legends on the face of the form of Note at Exhibit A-2.

         (b)      Except for a transfer made to the Sponsor or an affiliate of the Sponsor, (i) no transfer of a Privately
Offered Note in the form of a Definitive Note shall be made unless the Note Registrar shall have received a representation from the transferee of such Note, acceptable to and in form and substance satisfactory to the Note
Registrar and the Depositor (such requirement is satisfied only by the Note Registrar's receipt of an investment letter from the transferee substantially in the form of Exhibit B-1 or Exhibit B-2, as applicable, hereto), to the effect that such transferee is not acquiring such Note for, or with the assets of, an employee benefit plan or other retirement arrangement that is subject to Section 406 of ERISA or to Section 4975 of the Code or to any substantially similar law
("Similar Law"), or any entity deemed to hold the plan assets of the foregoing (collectively, "Benefit Plans") and
(ii) no transfer of an Offered Note in the form of a Definitive Note shall be made unless the Note Registrar shall have received a representation from the transferee of such Note, acceptable to and in form and substance satisfactory to the
Note Registrar and the Depositor (such requirement is satisfied only by the Note Registrar's receipt of a transfer affidavit from the transferee substantially in the form of Exhibit C hereto) to the effect that its acquisition and holding of such Notes for, or with the assets of, a Benefit Plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered under Prohibited Transaction Class Exemption
("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 (each, an "Investor-Based Exemption"), the non-fiduciary

                                                            14

service provider exemption under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or some other applicable exemption, and will not result in a non-exempt violation of any Similar Law.

         (c)      In the case of an Offered Note that is a Book-Entry Note, for purposes of clauses (i) and (ii) of
Section 2.03(b), such representations shall be deemed to have been made to the Note Registrar by the transferee's acceptance of such Offered Note that is also a Book-Entry Note (or the acceptance by a Note Holder of the beneficial interest in such Note).

         To the extent  permitted  under  applicable  law  (including,  but not limited to,  ERISA),  none of the Indenture
Trustee,  the Securities  Administrator,  the Note  Registrar,  the Issuer or the Depositor shall have any liability to any
Person for any  registration  of  transfer of any Note that is in fact not  permitted  by this  Section  2.03(c) or for the
Paying Agent  making any  payments  due on such Note to the Holder  thereof or taking any other action with respect to such
Holder under the  provisions of this  Indenture so long as such transfer was registered by the Note Registrar in accordance with the foregoing  requirements.  In addition,  none of the Indenture  Trustee,  the  Securities  Administrator,  the Note
Registrar  or the  Depositor  shall be  required  to  monitor,  determine  or inquire as to  compliance  with the  transfer restrictions  with respect to any Note in the form of a Book-Entry  Note,  and none of the  Indenture  Trustee,  Securities
Administrator,  the Note  Registrar or the Depositor  shall have any liability for transfers of Offered Notes as Book-Entry
Notes or any interests therein made in violation of the restrictions on transfer described in this Section 2.03(c).

         (d)      In the event that a Note is transferred to a Person that does not meet the requirements of this Section
2.03, such transfer shall be of no force and effect, shall be void ab initio, and shall not operate to transfer any rights to such Person, notwithstanding any instructions to the contrary to the Issuer, the Note Registrar, the Indenture
Trustee or any intermediary; and the Paying Agent shall not make any payments on such Note for as long as such Person is the Holder of such Note.

         (e)      The Note Registrar on behalf of the Depositor shall provide to any Holder of a Privately Offered Note and any prospective transferee designated by any such Holder, information regarding such Privately Offered Note and the
Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in
Rule 144A(d)(4) for transfer of any such Note without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.  Each Holder of a Privately Offered Note desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuer, the Owner Trustee, the Indenture Trustee, the Note Registrar, the
Seller and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws and any other restrictions specified in this Section 2.03.

         The Note  Registrar  shall  cause each Note to contain a legend  substantially  similar to the  applicable  legend provided  in  Exhibit  A-1 or A-2  hereto,  as  applicable,  stating  that  transfer  of such  Notes is  subject to certain restrictions  as set forth  herein.  The Note  Registrar  shall not register the transfer of Privately  Offered  Notes to a transferee unless the provisions of Section 2.14 are satisfied with respect to such transfer.

                                                            15

         Section 2.04.     Registration;  Registration of Transfer and Exchange.  The Issuer shall cause the Note Registrar to keep a register  (the "Note  Register") in which,  subject to such  reasonable  regulations  as it may prescribe and the restrictions  on transfers of the Notes set forth herein,  the Issuer shall provide for the  registration  of Notes and the registration of transfers of Notes.  The Securities  Administrator  initially shall be the "Note Registrar" for the purpose of registering  Notes and transfers of Notes as herein provided,  and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof,  and the Indenture  Trustee shall have the right to rely upon a  certificate  executed on behalf of the Note  Registrar by a  Responsible  Officer  thereof as to the names and addresses  of the Holders of the Notes and the  principal  amounts and number of such Notes.  Upon any  resignation  of any
Note  Registrar,  the Issuer shall promptly  appoint a successor or, if it elects not to make such an  appointment,  assume the duties of Note Registrar.

         If a Person other than the Securities  Administrator is appointed by the Issuer as Note Registrar, the Issuer will give the  Indenture  Trustee  and the  Securities  Administrator  prompt  written  notice of the  appointment  of such Note
Registrar and of the location,  and any change in the location,  of the Note  Register,  and the Indenture  Trustee and the
Securities  Administrator  shall have the right to inspect the Note Register at all  reasonable  times and to obtain copies thereof,  and the  Indenture  Trustee  and the  Securities  Administrator  shall have the right to rely upon a  certificate executed on behalf of the Note  Registrar by an Executive  Officer  thereof as to the names and addresses of the Holders of the Notes and the principal amounts or notional amounts, as applicable, and number of such Notes.

         Subject to Section 2.03,  upon surrender for  registration  of transfer of any Note at the office or agency of the
Note  Registrar to be maintained as provided in Section 3.02, the Issuer shall  execute,  and the Securities  Administrator or the Note  Registrar  on its behalf  shall  authenticate  and the  Noteholder  shall be  entitled to obtain from the Note
Registrar  on its  behalf,  in the name of the  designated  transferee  or  transferees,  one or more new Notes of the same
Class in any authorized denominations, of a like aggregate principal amount or Percentage Interest.

         At the  option of the  Holder,  Notes  may be  exchanged  for  other  Notes of the same  Class in  any  authorized denominations,  of a like aggregate  principal amount or Percentage  Interest,  upon surrender of the Notes to be exchanged at such  office or  agency.  Whenever  any Notes are so  surrendered  for  exchange,  the  Issuer  shall  execute,  and the
Securities  Administrator  or the Note Registrar on its behalf shall  authenticate  and the Noteholder shall be entitled to obtain from the Securities  Administrator  or the Note Registrar on its behalf,  the Notes which the Noteholder  making the exchange is entitled to receive.

         All Notes  issued upon any  registration  of transfer or exchange of Notes shall be the valid  obligations  of the
Issuer,  evidencing the same debt, and entitled to the same benefits under this Indenture,  as the Notes  surrendered  upon such registration of transfer or exchange.

         Every Note  presented or  surrendered  for  registration  of transfer or exchange shall be duly endorsed by, or be accompanied  by a written  instrument of transfer in form  satisfactory  to the Note Registrar duly executed by, the Holder thereof or such Holder's  attorney duly  authorized in writing,  with such signature  guaranteed by an "eligible  guarantor

                                                            16

institution"  meeting the requirements of the Note Registrar,  which  requirements  include  membership or participation in the  Securities  Transfer  Agent's  Medallion  Program  ("STAMP")  or such other  "signature  guarantee  program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP.

         No service charge shall be made to a Holder for any  registration of transfer or exchange of Notes, but the Issuer or the Note  Registrar may require  payment of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in connection  with any  registration  of transfer or exchange of Notes,  other than exchanges  pursuant to Section
2.05 or 9.06 not involving any transfer.

         The preceding  provisions of this Section 2.04  notwithstanding,  the Issuer shall not be required to make and the
Note Registrar need not register  transfers or exchanges of Notes for a period of fifteen  (15) days  preceding the Payment
Date for any payment with respect to such Note.

         Section 2.05.     Mutilated,  Destroyed,  Lost or Stolen Notes.  If (i) any  mutilated  Note is surrendered to the
Note  Registrar,  or the Note Registrar  receives  evidence to its  satisfaction of the  destruction,  loss or theft of any
Note,  and  (ii) there is delivered to the Note  Registrar  such security or indemnity as may be required by it to hold the
Issuer,  the Indenture Trustee and the Note Registrar  harmless,  then, in the absence of actual notice to the Issuer,  the
Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser,  and upon  certification provided by the Holder of such Note that the  requirements  of Section  8-405 of the Uniform  Commercial  Code are met, the
Issuer  shall  execute,  and upon its  request the  Securities  Administrator  or the Note  Registrar  on its behalf  shall authenticate and deliver, in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Note, a replacement
Note of the same Class;  provided,  however,  that if any such  destroyed,  lost or stolen Note, but not a mutilated  Note, shall have become or within  seven days shall be due and  payable,  or shall have been  called  pursuant to exercise of the
Clean-up Call Right,  instead of issuing a replacement  Note, the Issuer may pay such  destroyed,  lost or stolen Note when so due or payable or upon the Redemption Date without  surrender  thereof.  If, after the delivery of such replacement Note or payment of a destroyed,  lost or stolen Note pursuant to the proviso to the preceding  sentence,  a bona fide  purchaser of the  original  Note in lieu of which such  replacement  Note was issued  presents for payment such  original  Note,  the
Issuer and the Indenture  Trustee or the Note  Registrar on its behalf shall be entitled to recover such  replacement  Note
(or such payment) from the Person to whom it was delivered or any Person taking such  replacement  Note from such Person to whom such  replacement  Note was  delivered  or any  assignee of such Person,  except a bona fide  purchaser,  and shall be entitled to recover upon the security or indemnity  provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuer, the Indenture Trustee or the Note Registrar in connection therewith.

         Upon the issuance of any  replacement  Note under this  Section,  the Issuer,  the  Indenture  Trustee or the Note
Registrar  may require the payment by the Holder of such Note of a sum  sufficient  to cover any tax or other  governmental charge that may be imposed in relation  thereto and any other reasonable  expenses  (including the fees and expenses of the
Indenture Trustee or the Note Registrar) connected therewith.

                                                            17

         Every replacement Note issued pursuant to this Section in replacement of any mutilated,  destroyed, lost or stolen
Note shall  constitute  an  original  additional  contractual  obligation  of the  Issuer,  whether  or not the  mutilated, destroyed,  lost or stolen Note shall be at any time  enforceable  by anyone,  and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The  provisions  of this Section are  exclusive  and shall  preclude  (to the extent  lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.06.     Persons Deemed Owners.  Prior to due presentment  for  registration of transfer of any Note, the
Issuer,  the  Securities  Administrator,  the  Indenture  Trustee,  the Note  Registrar  and any agent of the  Issuer,  the
Securities  Administrator,  the  Indenture  Trustee  or the Note  Registrar  may treat the Person in whose name any Note is registered (as of the day of  determination)  as the owner of such Note for the purpose of receiving  payments of principal of and  interest,  if any, on such Note and for all other  purposes  whatsoever,  whether or not such Note be overdue,  and none of the  Issuer,  the  Securities  Administrator,  the  Indenture  Trustee or any agent of the Issuer,  the  Securities
Administrator, the Indenture Trustee or the Note Registrar shall be affected by notice to the contrary.

         Section 2.07.     Payment of Principal and  Interest.  (a) Each  Class of  Notes,  other than the  Principal  Only
Notes,  shall accrue  interest at its respective Note Interest Rate as set forth in the Sale and Servicing  Agreement,  and such  interest  shall be payable on each  Payment  Date,  subject  to  Section 3.01.  Interest  shall be  computed  on each
Class of  Notes on the basis of a 360-day year  consisting  of twelve  (12) thirty  (30) day  months.  With respect to each outstanding  Class of  Offered Notes,  the Securities  Administrator  shall  determine  One-Month LIBOR for each applicable
Accrual Period on the LIBOR  Determination  Date, in accordance  with the  provisions of the Sale and Servicing  Agreement.
All interest payments on each Class of Notes shall be made pro rata to the Noteholders of such  Class entitled  thereto and as among  Classes of Notes shall be paid in the order of priority  as set forth in Section  5.01 of the Sale and  Servicing
Agreement.  Any  installment of interest or principal  payable on any Note shall be paid on the applicable  Payment Date to the Person in whose name such Note (or one or more  Predecessor  Notes) is  registered  on the Record Date by check  mailed first-class  postage  prepaid to such  Person's  address as it appears on the Note  Register  on such  Record Date or, upon written  request made to the Paying Agent at least five Business Days prior to the related  Record Date, by the Holder of a
Note by wire  transfer in  immediately  available  funds to an account  specified in the request and at the expense of such
Noteholder,  except that,  unless  Definitive  Notes have been issued  pursuant to Section  2.12(b),  with respect to Notes registered  on the Record Date in the name of the nominee of the  Clearing  Agency  (initially,  such  nominee to be Cede &
Co.),  payment will be made by wire  transfer in  immediately  available  funds to the account  designated by such nominee, except for the final  installment  of principal  payable  with respect to such Note on a Payment Date or on the  applicable
Stated  Maturity Date for such Class of  Notes,  which shall be payable as provided  below.  The funds  represented  by any such checks returned undelivered shall be held in accordance with Section 3.03.

         (b)      The principal amount of the Notes (other than the Interest Only Notes) shall be payable in installments on each Payment Date as provided herein and in such Notes, subject to Section 3.01.  Notwithstanding the foregoing, the

                                                            18

entire unpaid principal amount of a Class of Notes shall be due and payable, if not previously paid, on the earlier of
(i) the applicable Stated Maturity Date, (ii) the Clean-Up Call Date or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the applicable Majority Priority Class Noteholders shall have declared such Notes to be immediately due and payable in the manner provided in Section 5.02 hereof.

         (c)      All principal payments on each Class of Notes (other than the Interest Only Notes) shall be made pro rata to the Noteholders of such Class entitled thereto based on their respective Note Principal Amounts immediately prior to that date and as among Classes of Notes shall be paid in the order of priority set forth in Section 5.01 of the Sale and Servicing Agreement.  The Paying Agent shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid.  Such notice shall be mailed or transmitted by facsimile no later than five Business Days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.  Notices in connection with redemptions of Notes shall be mailed to
Noteholders as provided in Section 10.02.

         Section 2.08.     Cancellation.  All  Notes  surrendered  for  payment,  registration  of  transfer,  exchange  or redemption  shall be delivered to the Note  Registrar  and shall be promptly  cancelled by the Note  Registrar.  The Issuer may at any time deliver to the Note Registrar for cancellation any Notes previously  authenticated and delivered  hereunder which the Issuer may have  acquired in any manner  whatsoever,  and all Notes so delivered  shall be promptly  cancelled by the Note  Registrar.  No Notes shall be  authenticated  in lieu of or in exchange  for any Notes  cancelled  as provided in this  Section,  except as expressly  permitted by this  Indenture.  All  cancelled  Notes may be held or disposed of by the
Note  Registrar in  accordance  with its standard  retention or disposal  policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be  destroyed or returned to it;  provided,  that such Issuer Order is timely and the Notes have not been previously disposed of by the Note Registrar.

         Section 2.09.     Release of Collateral.  (a) Except as otherwise  provided in  subsection (b) of this Section and the other  Operative  Agreements,  the Indenture  Trustee,  or the Custodian if requested by the Indenture  Trustee,  shall release  property  from the lien of this  Indenture  only upon  receipt by it of an Issuer  Request  accompanied  by (i) an
Officer's  Certificate,  (ii) an Opinion of Counsel,  (iii) certificates in accordance with TIA Sections 314(c) and (d)(1), and (iv)(A)  Independent  Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or (B) an Opinion of Counsel in
lieu of such  Independent  Certificates  to the effect  that the TIA does not require  any such  Independent  Certificates;
provided that no such  Independent  Certificates or Opinion of Counsel in lieu of such  Independent  Certificates  shall be necessary in respect of property  released from the lien of the Indenture in accordance with the provisions  hereof if such property consists solely of cash.

         (b)      The Servicer (or if the Servicer does not do so, the Master Servicer), on behalf of the Issuer, shall be entitled to obtain a release from the lien of this Indenture for any Mortgage Loan and the related Mortgaged Property at any time (i) after a payment by the Originator of the Purchase Price of the Mortgage Loan, (ii) after a Qualified

                                                            19

Substitute Mortgage Loan is substituted for such Mortgage Loan and payment of the Substitution Amount, if any, has been received by the Issuer, (iii) after liquidation of the Mortgage Loan in accordance with the Sale and Servicing Agreement and the deposit of all Liquidation Proceeds, condemnation proceeds and Insurance Proceeds in the related Custodial
Account, (iv) upon the termination of a Mortgage Loan (due to, among other causes, a prepayment in full of the Mortgage
Loan and sale or other disposition of the related Mortgaged Property), or (v) as contemplated by Article III of the Sale and Servicing Agreement.  The Indenture Trustee, or the Custodian if requested by the Indenture Trustee, shall release any such Collateral upon a request to release executed by the Master Servicer or the Servicer, as applicable, and an
Officer's Certificate to the effect that the requirements for release have been met.

         (c)      The Custodian, on behalf of the Indenture Trustee, shall, if requested by the Servicer or the Master
Servicer, temporarily release to such party the Mortgage File pursuant to the provisions of Section 3.07 of the Sale and
Servicing Agreement.

         Section 2.10.     Book-Entry  Notes.  Each Class of Offered Notes will be issued in the form of typewritten  Notes or Global Securities  representing  Book-Entry  Notes, to be delivered to the Note Registrar,  as custodian for the initial
Clearing  Agency,  by, or on behalf  of, the  Issuer.  The  Book-Entry  Notes  shall be  registered  initially  on the Note
Register in the name of Cede & Co., the nominee of the initial  Clearing  Agency,  and no Owner of Book-Entry Notes thereof will receive a Definitive  Note  representing  such Note Owner's  interest in such Book-Entry  Note,  except as provided in
Section 2.12.  Unless and until definitive,  fully registered Notes (the "Definitive  Notes") have been issued to such Note
Owners of Book-Entry Notes pursuant to Section 2.12:

                  (i)      the provisions of this Section shall be in full force and effect;

                  (ii)     the Note Registrar, the Indenture Trustee and the Securities Administrator shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Book-Entry Notes and the giving of instructions or directions hereunder) as the sole holder of the Book-Entry Notes, and shall have no obligation to the Owners of Book-Entry Notes;

                  (iii)    to the extent that the provisions of this Section conflict with any other provisions of this
         Indenture, the provisions of this Section shall control;

                  (iv)     the rights of Owners of Book-Entry Notes shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners of Book-Entry Notes and the
         Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement.  Unless and until Definitive Notes are issued to Holders of Offered Notes, pursuant to Section 2.12, neither the Indenture
         Trustee nor the Note Registrar shall register any transfer of a beneficial interest in a Book-Entry Note; and the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Book-Entry Notes to such Clearing Agency Participants;  and

                                                            20

                  (v)      whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Offered Notes evidencing a specified percentage of the Outstanding Balance of the Notes
         (or the Priority Class Notes), the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Owners of Book-Entry Notes and/or Clearing Agency
         Participants owning or representing, respectively, such required percentage of the beneficial interest in the
         Book-Entry Notes and has delivered such instructions to the Note Registrar.

         Section 2.11.     Notices to Clearing  Agency.  Whenever a notice or other  communication  to the  Noteholders  is required  under this  Indenture,  unless and until  Definitive  Notes shall have been  issued to such Owners of  Book-Entry
Notes pursuant to Section 2.12, the Note Registrar shall give all such notices and  communications  specified  herein to be given to Owners of Book-Entry Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

         Section 2.12.     Definitive  Notes.  (a) The  Privately  Offered  Notes  shall  solely  be  issued in the form of
Definitive Notes and shall be registered initially in the Note Register in the name of the Sponsor, or its designee.

         (b)      In addition, if (i) the Clearing Agency or the Depositor advises the Securities Administrator in writing that the Clearing Agency is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Notes, and the Depositor is unable to locate a qualified successor,
(ii) the Depositor, at its sole option, with the consent of the Securities Administrator, elects to terminate a book-entry system through the Clearing Agency or (c) after the occurrence of an Event of Default, Note Owners having Percentage
Interests aggregating not less than 51% of the Book-Entry Notes advise the Securities Administrator and the Clearing
Agency in writing that the continuation of a book-entry system through the Clearing Agency (or a successor thereto) is no longer in the best interest of Note Owners, then the Clearing Agency shall notify all Owners of Book-Entry Notes and the
Note Registrar of the occurrence of any such event and of the availability of Definitive Notes to Owners of Book-Entry
Notes requesting the same.  Upon surrender to the Note Registrar of the typewritten Notes representing the Book-Entry
Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Securities
Administrator shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency.  None of the Issuer, the Note Registrar, the Securities Administrator or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

         (c)      Upon the issuance of Definitive Notes, the Indenture Trustee, the Securities Administrator and the Note
Registrar shall recognize the Holders of such Definitive Notes as Noteholders.

         Section 2.13.     Tax Treatment.  The Issuer has entered into this Indenture,  and the Notes will be issued,  with the intention  that,  for federal,  state and local income,  single  business and franchise tax purposes,  the Notes (other than the Privately  Offered Notes) will qualify as  indebtedness  of the Issuer secured by the Collateral  (except that any
Offered  Note held by a person  that,  for  federal  income tax  purposes,  owns or is treated as owning a 100%  Percentage

                                                            21

Interest  of the Owner  Trust  Certificates  shall not be treated  as  outstanding  indebtedness  for such  purposes).  The
Issuer,  by entering into this  Indenture,  and each Noteholder  (other than a Holder of a Privately  Offered Note), by its acceptance of a Note (and each  applicable  Note Owner by its  acceptance of an interest in the related  Book-Entry  Note), agree to treat the Notes for federal,  state and local income,  single  business and franchise tax purposes as indebtedness of the Issuer (except that any Offered Note held by a person that,  for federal income tax purposes,  owns or is treated as owning a 100% Percentage  Interest of the Owner Trust  Certificates  shall not be treated as outstanding  indebtedness  for such purposes).

         Section 2.14.     Restrictions on Transfer and Retention of Beneficial Ownership Interest in the Privately
Offered  Notes.  (a) The Sponsor  will be the initial  Note Owner of a 100%  Percentage  Interest in each of the  Privately
Offered Notes and, pursuant to the Trust Agreement,  the initial  "Certificateholder" (as such term is defined in the Trust
Agreement) of a 100% Percentage Interest in the Owner Trust Certificates.  The Sponsor (or any other  Certificateholder  or
Holder of the Privately  Offered Notes) is hereby  prohibited from  transferring  and agrees not to transfer any beneficial ownership  interest in any Privately  Offered Note or the Owner Trust  Certificates,  except as provided in  subsection (b)
below.

         (b)      Any sale, transfer, pledge or other disposition of any beneficial ownership interest in (i) any
Privately Offered Note may only be effectuated in conjunction with a simultaneous sale, transfer, pledge or other disposition of an equal Percentage Interest in (A) all other classes of Privately Offered Notes then Outstanding and
(B) the Owner Trust Certificates, and (ii) the Owner Trust Certificates may only be effectuated in conjunction with a simultaneous sale, transfer, pledge or other disposition of an equal Percentage Interest in all classes of the Privately
Offered Notes then Outstanding, unless in each case the prospective transferee of such beneficial ownership interest furnishes to the Note Registrar an Opinion of Counsel concluding that such sale, transfer, pledge or other disposition will not cause the Trust to become subject to federal income tax as a corporation.  No sale, transfer, pledge or other disposition of any beneficial ownership interest in any Privately Offered Note shall be in respect of less than a 10%
Percentage Interest in such Privately Offered Note.  The Sponsor (or such other Holder of the Owner Trust Certificates)
is hereby required to notify the Indenture Trustee and the Note Registrar of any sale, transfer, pledge or other disposition or retention of the Owner Trust Certificates or any Privately Offered Notes in contravention of these restrictions.

         (c)      In connection with any sale, transfer, pledge or other disposition of all or a portion of the Privately
Offered Notes pursuant to subsection (b) above, the transferee shall certify to the Note Registrar, the Indenture Trustee and the Securities Administrator in an investment letter substantially in the form attached hereto as Exhibit B-1 or
Exhibit B-2, as applicable, that such transfer has been made in accordance with subsection (b) above and shall agree to indemnify the Issuer, the Indenture Trustee, the Securities Administrator, the Seller, the Note Registrar and the
Depositor against any liability that may result if the transfer was made in contravention of subsection (b) above.

         (d)      If any purported transferee shall become a Holder in violation of the provisions of this Section 2.14, then upon receipt of written notice to the Note Registrar and the Paying Agent that the registration of transfer of the
Privately Offered Notes to such Holder was not in fact permitted by this Section, then the transfer to that Holder shall be void ab initio and the last preceding Holder that was and that continues to be an eligible Holder in accordance with

                                                            22

the provisions of this Section shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Privately Offered Notes.  The Note Registrar shall be under no liability to any Person for any registration of transfer of any Privately Offered Note that is in fact not permitted by this Section, for making any payment due on any such Privately Offered Note to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Indenture so long as the transfer relates to a simultaneous transfer of an equal
Percentage Interest in all Outstanding Classes of Privately Offered Notes and Owner Trust Certificates or the Note
Registrar receives the Opinion of Counsel described in subsection (b) above.

                                                        ARTICLE III

                                                         COVENANTS

         Section 3.01.     Payment of Principal and  Interest.  The Issuer will duly and  punctually  pay (or will cause to be duly and  punctually  paid) the  principal  of and  interest  on, and any other  amounts due in respect of, the Notes in accordance  with the terms of the  Notes,  the Sale and  Servicing  Agreement  and this  Indenture.  Without  limiting  the foregoing,  unless the Notes have been  declared  due and payable  pursuant  to Section  5.02 and monies  collected  by the
Securities  Administrator  are being applied in accordance with Section 5.04(b),  subject to and in accordance with Section
8.02(c),  the Issuer will cause to be distributed all amounts on deposit in the Distribution  Account on a Payment Date and deposited  therein pursuant to the Sale and Servicing  Agreement for the benefit of the Notes, to the Noteholders.  Amounts properly  withheld  under the Code by any Person from a payment to any  Noteholder of interest  and/or  principal  shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         The Notes  shall be  non-recourse  obligations  of the  Issuer and shall be limited in right of payment to amounts available  from the  related  Collateral  as provided  in this  Indenture.  The Issuer  shall not  otherwise  be liable for payments of the Notes, and none of the owners, agents, officers,  directors,  employees,  trustees or successors or assigns of the Issuer shall be personally  liable for any amounts  payable,  or performance due, under the Notes or this Indenture.
If any other  provision  of this  Indenture  shall be deemed to conflict  with the  provisions  of this Section  3.01,  the provisions of this Section 3.01 shall control.

         Section 3.02.     Maintenance  of Office or Agency.  The Note  Registrar on behalf of the Issuer will  maintain an office or agency where Notes may be surrendered  for  registration  of transfer or exchange,  and where notices and demands to or upon the  Issuer in  respect  of the  Notes and this  Indenture  may be  served.  As of the  Closing  Date,  the Note
Registrar  designates the following office for such purposes:  Sixth Street and Marquette  Avenue,  Minneapolis,  Minnesota
55479.

         Section 3.03.     Money for  Payments to be Held in Trust.  As provided in Section  8.02,  all payments of amounts due and  payable  with  respect to any Notes  that are to be made from  amounts  withdrawn  from the  Distribution  Account pursuant  to Section  5.01 of the Sale and  Servicing  Agreement  shall be made on behalf of the  Issuer by the  Securities

                                                            23

Administrator  or by another  Paying Agent,  and no amounts so withdrawn  from the such account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

         On or before the Business Day preceding  each Payment  Date,  the Issuer shall deposit or cause to be deposited in the  Distribution  Account an aggregate sum sufficient to pay the amounts then becoming due under the related  Notes,  such sum to be held in trust for the benefit of the Persons  entitled  thereto,  and (unless the Paying Agent is the  Securities
Administrator) shall promptly notify the Securities Administrator of its action or failure so to act.

         The Securities  Administrator  is hereby  appointed the initial Paying Agent.  Any successor Paying Agent shall be appointed by Issuer Order with written  notice  thereof to the  Indenture  Trustee and the  Securities  Administrator.  Any
successor  Paying  Agent  appointed  by the Issuer  shall be a Person that would be eligible  to be the  indenture  trustee hereunder as provided in Section  6.11.  The Issuer shall not appoint any Paying  Agent (other than the  Indenture  Trustee or the  Securities  Administrator)  that is not, at the time of such  appointment,  a  Depository  Institution.  The Issuer shall give prior written  notice to the Indenture  Trustee of the  appointment  of new or additional  paying agents for the
Notes,  the location and any change in the location of the office or agency of the Note  Registrar  maintained  as provided in Section 3.02.

         The Issuer shall cause each Paying  Agent other than the  Indenture  Trustee or the  Securities  Administrator  to
execute and deliver to the  Indenture  Trustee and the  Securities  Administrator  an instrument in which such Paying Agent shall agree with the  Indenture  Trustee  (and if the  Indenture  Trustee or the  Securities  Administrator  acts as Paying
Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                  (i)      hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided and as is provided in the Sale and
         Servicing Agreement;

                  (ii)     give the Indenture Trustee and Securities Administrator notice of any default by the Issuer in the making of any payment required to be made with respect to the Notes of which the Paying Agent has actual knowledge;

                  (iii)    at any time during the continuance of any default specified in clause (ii), upon the written request of the Securities Administrator, forthwith pay to the Securities Administrator all sums so held in trust by such Paying Agent;

                  (iv)     immediately resign as a Paying Agent and forthwith pay to the Securities Administrator all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v)      comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to reporting requirements applicable to original issue discount, the accrual of market discount or the amortization of premium on the
         Notes, the Securities Administrator shall provide the calculations pertaining thereto and the amount of any resulting withholding taxes to the Paying Agent.

                                                            24

         The Issuer may at any time, for the purpose of obtaining the  satisfaction  and discharge of this Indenture or for any other purpose,  by Issuer Order direct any Paying Agent to pay to the Securities  Administrator  all sums held in trust by such Paying Agent,  such sums to be held by the  Securities  Administrator  upon the same trusts as those upon which the sums were held by such Paying  Agent;  and upon such  payment by any Paying  Agent to the  Securities  Administrator,  such
Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable  laws with respect to escheat of funds,  any money held by the Securities  Administrator  or any  Paying  Agent in trust for the  payment of any amount due with  respect to any Note and  remaining  unclaimed  for two years  after  such  amount  has become due and  payable  shall be  discharged  from such trust and be paid to the Issuer on
Issuer Request;  and the Holder of such Note shall thereafter,  as an unsecured  general creditor,  look only to the Issuer for payment  thereof (but only to the extent of the amounts so paid to the  Issuer),  and all  liability  of the  Indenture
Trustee,  the  Securities  Administrator  or such Paying  Agent with  respect to such trust money  shall  thereupon  cease;
provided,  however,  that the Paying  Agent,  before being  required to make any such  repayment,  shall at the expense and direction  of the Issuer  cause to be  published  once,  in a  newspaper  published  in the English  language,  customarily published  on each  Business Day and of general  circulation  in The City of New York  (including,  but not limited to, The
Bond Buyer),  notice that such money remains  unclaimed and that, after a date specified  therein,  which shall not be less than 30 days from the date of such  publication,  any unclaimed  balance of such money then remaining will be repaid to the
Issuer.  The Indenture  Trustee,  the Securities  Administrator or Paying Agent shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment  (including,  but not limited to, mailing  notice of such repayment to Holders whose Notes have been called but have not been  surrendered  for redemption or whose right to or interest in moneys due and  payable  but not claimed is  determinable  from the records of the  Indenture
Trustee, the Securities Administrator or of any Paying Agent, at the last address of record for each such Holder).

         Section 3.04.     Existence.  (a) The Issuer will keep in full effect its  existence,  rights and  franchises as a statutory  trust under the laws of the State of Delaware  (unless it  becomes,  or any  successor  Issuer  hereunder  is or becomes,  organized  under the laws of any other State or of the United  States of  America,  in which case the Issuer will keep in full effect its existence,  rights and franchises  under the laws of such other  jurisdiction)  and will obtain and preserve its  qualification  to do business in each  jurisdiction in which such  qualification  is or shall be necessary to protect the validity  and  enforceability  of this  Indenture,  the Notes,  the  Collateral  and each other  instrument  or agreement included in the Collateral.

         (b)      Any successor to the Owner Trustee appointed pursuant to Section 9.03 of the Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

                                                            25

         (c)      Upon any consolidation or merger of or other succession to the Owner Trustee, the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

         Section 3.05.     Protection of Collateral.  The Issuer will from time to time execute,  deliver and file all such financing  statements,  continuation  statements,  instruments  of further  assurance and other  instruments  solely at the expense of the Issuer, and will take such other action necessary or advisable to:

                  (i)      provide further assurances with respect to the Grant of all or any portion of the Collateral;

                  (ii)     maintain or preserve the lien and security interest (and the priority thereof) of this
         Indenture or carry out more effectively the purposes hereof;

                  (iii)    perfect, publish notice of or protect the validity of any Grant made or to be made by this
         Indenture;

                  (iv)     enforce any rights with respect to the Collateral; or

                  (v)      preserve and defend title to the Collateral and the rights of the Indenture Trustee and the
         Noteholders in such Collateral against the claims of all Persons and parties.

         The Issuer  hereby  designates  the  Securities  Administrator,  its agent and  attorney-in-fact  to  execute  any financing  statement,  continuation  statement or other instrument  provided to the Securities  Administrator by the Issuer and required to be executed pursuant to this Section 3.05.

         In furtherance of the foregoing,  the Issuer authorizes the filing of Uniform Commercial Code financing statements in all appropriate  jurisdictions,  describing the collateral as (i) "all assets of the Debtor" or words of similar effect, regardless of whether any particular  asset comprised in the Collateral  falls within the scope of Article 9 of the Uniform
Commercial Code of the appropriate jurisdiction, or (ii) being of an equal or lesser scope or with greater detail.

         Section 3.06.     Opinions as to  Collateral.  On the Closing  Date,  the Issuer shall  furnish to the  Securities
Administrator  and the Indenture  Trustee an Opinion of Counsel to the effect that either,  in the opinion of such counsel, such  action has been taken with  respect to the  recording  and  filing of this  Indenture,  any  indentures  supplemental hereto,  and any other requisite  documents,  and with respect to the execution and filing of any financing  statements and continuation  statements,  as are necessary to make effective the lien and security interest of this Indenture,  or stating that, in the opinion of such counsel,  no such action is necessary to make such lien and security  interest  effective.  In addition to any other  requirements  under the Trust  Indenture Act, the Issuer shall furnish to the Indenture  Trustee and the  Securities  Administrator,  at least once every two years and six months after the Closing Date, an Opinion of Counsel to the effect that  either,  in the opinion of such  counsel,  such  action has been taken with  respect to the  recording, filing,  refiling,  re-recording and refiling of this Indenture as is necessary to maintain the lien of this Indenture,  or stating that, in the opinion of such counsel, no such action is necessary to maintain such lien.

                                                            26

         Section 3.07.     Performance  of  Obligations.  (a) The  Issuer  will not take any  action  and will use its best efforts not to permit any action to be taken by others that would  release  any Person from any of such  Person's  material covenants  or  obligations  under any  instrument  or  agreement  included in the  Collateral  or that would  result in the amendment,  hypothecation,  subordination,  termination  or discharge of, or impair the validity or  effectiveness  of, any such  instrument or agreement,  except as expressly  provided in this Indenture,  the Sale and Servicing  Agreement or such other instrument or agreement.

         (b)      The Issuer may contract with or otherwise obtain the assistance of other Persons (including, without limitation, the Administrator or the Depositor under the Administration Agreement) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Securities Administrator in an
Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.  Initially, the Issuer has contracted with the Securities Administrator and the Depositor pursuant to the Administration Agreement to assist the
Issuer in performing its duties under this Indenture.

         (c)      The Issuer will punctually perform and observe all of its obligations and agreements contained in this
Indenture, the other Operative Agreements to which it is a party and in the instruments and agreements included in the
Collateral, including but not limited to filing or causing to be filed all financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein and recording or causing to be recorded all Mortgages,
Assignments of Mortgage, all intervening Assignments of Mortgage and all assumption and modification agreements required to be recorded by the terms of the Sale and Servicing Agreement, in accordance with and within the time periods provided for in this Indenture and/or the Sale and Servicing Agreement, as applicable.  Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Operative Agreement or any provision thereof without the consent of the Indenture Trustee and the Holders of a majority of the Outstanding Balance of the
Notes.

         (d)      If a responsible officer of the Owner Trustee shall have written notice or actual knowledge of the occurrence of an Event of Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture
Trustee and the Securities Administrator and each Rating Agency thereof.

         (e)      As promptly as possible after the giving of notice of termination to the Master Servicer of the Master
Servicer's rights and powers pursuant to Section 7.01 of the Sale and Servicing Agreement, the Indenture Trustee shall proceed in accordance with Sections 7.01 and 7.02 of the Sale and Servicing Agreement

         (f)      Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and the Securities Administrator or the Holders of at least a majority in
Outstanding Balance or Percentage Interest of the Noteholders affected thereby, amend, modify, waive, supplement,

                                                            27

terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Operative Agreements (except to the extent otherwise provided in any such Operative
Agreement), or waive timely performance or observance by any of the Securities Administrator, the Master Servicer or the
Depositor of its respective duties under the Sale and Servicing Agreement; and (ii) that any such amendment shall not
(A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, payments that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes affected thereby.  If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and the Securities
Administrator or such Holders, the Issuer agrees, promptly following a request by the Indenture Trustee or the Securities
Administrator to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Securities Administrator may deem necessary or appropriate in the circumstances.

         Section 3.08.     Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

                  (i)      except as expressly permitted by this Indenture, the Trust Agreement, the Purchase and
         Servicing Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, unless directed to do so by the Securities Administrator;

                  (ii)     claim any credit on, or make any deduction from the principal, interest or other amounts payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

                  (iii)    engage in any business or activity other than as permitted by the Trust Agreement or the Sale and Servicing Agreement or other than in connection with, or relating to, the issuance of Notes pursuant to this
         Indenture, or take any action under Section 5.06 of the Trust Agreement that requires prior written consent of the Noteholders without such consent;

                  (iv)     (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case with respect to any Collateral and arising solely as a result of an action or omission of a borrower or as otherwise permitted in the Sale and
         Servicing Agreement) or (C) permit the lien of this Indenture not to constitute a valid first priority (other

                                                            28

         than with respect to any such tax, mechanics' or other lien or as otherwise permitted in the Sale and Servicing
         Agreement) security interest in the Collateral;

                  (v)      remove the Securities Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal; or

                  (vi)     take any action or fail to take any action that would result in an imposition of tax on the
         Issuer.

         Section 3.09.     Annual  Statement  as to  Compliance.  So long as the Notes are  outstanding,  the  Issuer  will deliver to the Securities  Administrator,  within 75 days after the end of each fiscal year of the Issuer  (commencing with the fiscal year 2008), an Officer's  Certificate stating, as to the Authorized Officer signing such Officer's  Certificate, that:

                  (i)      a review of the activities of the Issuer during such year and of its performance under this
         Indenture has been made under such Authorized Officer's supervision; and

                  (ii)     to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such
         Authorized Officer and the nature and status thereof.

         Section 3.10.     Treatment of Notes as Debt for Tax Purposes.  The Issuer shall,  and shall cause the  Securities
Administrator  and the Indenture  Trustee to, treat the Notes (other than the Privately  Offered Notes) as indebtedness for all federal,  state and local tax purposes  (except  that any Offered  Note held by a person that,  for federal  income tax purposes,  owns or is treated as owning a 100% Percentage  Interest of the Owner Trust Certificates shall not be treated as outstanding indebtedness for such purposes).

         Section 3.11.     No  Other  Business.  The  Issuer  shall  not  engage  in any  business  other  than  financing, purchasing,  owning,  selling and  managing the  Collateral  in the manner  contemplated  by this  Indenture  and the other
Operative Agreements and activities incidental thereto.

         Section 3.12.     No Borrowing.  The Issuer shall not issue, incur, assume,  guarantee or otherwise become liable, directly or indirectly, for any indebtedness other than the Notes.

         Section 3.13.     Guarantees,  Loans,  Advances  and Other  Liabilities.  Except as  contemplated  by the Sale and
Servicing  Agreement or this Indenture,  the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument  having the effect of assuring  another's  payment or  performance  on any  obligation or capability  of so doing or  otherwise),  endorse or  otherwise  become  contingently  liable,  directly or  indirectly,  in connection with the obligations,  stocks or dividends of, or own,  purchase,  repurchase or acquire (or agree  contingently to do so) any stock,  obligations,  assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                                                            29

         Section 3.14.     Capital  Expenditures.  The Issuer  shall not make any  expenditure  (by  long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.15.     Removal of  Securities  Administrator.  So long as any Notes are  Outstanding,  the Issuer shall not remove the Securities Administrator without cause.

         Section 3.16.     Restricted  Payments.  The Issuer  shall not,  directly or  indirectly,  (i) pay any dividend or make any  distribution  (by  reduction of capital or  otherwise),  whether in cash,  property,  securities or a combination thereof,  to the Owner  Trustee or any owner of a  beneficial  interest  in the  Issuer or  otherwise  with  respect to any ownership  or equity  interest or security in or of the Issuer,  (ii) redeem,  purchase,  retire or  otherwise  acquire for value any such  ownership or equity  interest or security or (iii) set  aside or  otherwise  segregate  any amounts for any such purpose;  provided,  however, the Issuer may make, or cause to be made, payments and distributions as contemplated by, and to the extent funds are available for such purpose under, this Indenture,  the Sale and Servicing Agreement,  the Trust
Agreement or any other Operative  Agreement.  The Issuer will not, directly or indirectly,  make payments to or cause to be made  payments  to or  distributions  from the Trust  Accounts  except in  accordance  with  this  Indenture  and the other
Operative Agreements.

         Section 3.17.     Notice of Events of Default.  The Issuer shall promptly give the Securities  Administrator,  the
Indenture  Trustee and each Rating Agency written notice of each Event of Default  hereunder,  and each default on the part of the Securities  Administrator,  the Master Servicer,  a Servicer or the Depositor of its obligations  under the Sale and
Servicing  Agreement,  to the  extent a  responsible  officer  of the Owner  Trustee or the  Securities  Administrator,  as
applicable, shall have written notice or actual knowledge thereof.

         Section 3.18.     Further  Instruments  and  Acts.  Upon  request  of the  Indenture  Trustee  or  the  Securities
Administrator,  the Issuer will execute and deliver such further  instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.19.     Covenants of the Issuer.  All  covenants of the Issuer in this  Indenture  are  covenants of the
Issuer and are not  covenants of the Owner  Trustee in its  individual  capacity.  The Owner  Trustee is, and any successor
Owner Trustee under the Trust  Agreement will be,  executing this Indenture on behalf of the Issuer solely as Owner Trustee under  the Trust  Agreement  and not in its  respective  individual  capacity,  and in no case  whatsoever  shall the Owner
Trustee  or any such  successor  Owner  Trustee  be  personally  liable  on,  or for any  loss in  respect  of,  any of the statements,  representations,  warranties or  obligations  of the Issuer  hereunder,  as to all of which the parties hereto agree to look solely to the property of the Issuer.

         Section 3.20.     Representations  and Warranties of the Issuer.  (a) With  respect to the Collateral,  the Issuer represents and warrants that:

                  (i)      This Indenture creates a valid and continuing security interest (as defined in the applicable
         Uniform Commercial Code (the "UCC")) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;

                                                            30

                  (ii)     The Mortgage Notes constitute "instruments" within the meaning of the applicable UCC;

                  (iii)    Immediately prior to the pledge hereunder, the Issuer owns and has good title to the Collateral free and clear of any lien, claim or encumbrance of any Person;

                  (iv)     The Issuer has received all consents and approvals required by the terms of the Collateral to the pledge of the Collateral hereunder to the Indenture Trustee;

                  (v)      All original executed copies of each Mortgage Note (or a lost note affidavit, where applicable)
         have been or will be delivered to the Indenture Trustee (or its custodian), as set forth in the Sale and
         Servicing Agreement;

                  (vi)     The Issuer has received a written acknowledgement from the Indenture Trustee (or its custodian)
         that it is holding the Mortgage Loans solely on behalf and for the benefit of the Indenture Trustee;

                  (vii)    the Issuer has caused or will have caused, within ten days from the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Indenture Trustee hereunder;

                  (viii)   Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the
         Collateral.  The Issuer has not authorized the filing of and is not aware of any financing statements against the
         Issuer that include a description of the collateral covering the Collateral other than a financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.  The
         Issuer is not aware of any judgment or tax lien filings against the Issuer; and

                  (ix)     None of the Mortgage Notes has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

         (b)      The representations and warranties set forth in this Section 3.20 shall survive the Closing Date and shall not be waived.

                                                        ARTICLE IV

                                                SATISFACTION AND DISCHARGE

         Section 4.01.     Satisfaction  and Discharge of Indenture.  This  Indenture  shall cease to be of further  effect with  respect to the Notes,  except as to  (i) rights  of  registration  of transfer  and  exchange,  (ii) substitution  of mutilated,  destroyed,  lost or stolen Notes,  (iii) rights  of  Noteholders to receive  payments of principal  thereof and interest thereon,  (iv) the rights,  obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture  Trustee under Section 6.07 and the  obligations of the Paying Agent under Section 3.03 and of the Securities
Administrator  under Section 4.02) and (v) the rights of Noteholders as  beneficiaries  hereof with respect to the property

                                                            31

so deposited with the Indenture  Trustee or the Securities  Administrator  payable to all or any of them, and the Indenture
Trustee,  on demand of and at the expense of the Issuer,  shall execute proper instruments  acknowledging  satisfaction and discharge  of this  Indenture  with  respect to the Notes,  when  either  (a) the  Sale and  Servicing  Agreement  has been terminated pursuant to Article X thereof or (b)

         (I)      either

                  (A)      all  Notes  theretofore  authenticated  and  delivered  (other  than  (i) Notes  that  have been destroyed,  lost or stolen and that have been  replaced  or paid as  provided  in  Section  2.05 and  (ii) Notes  for whose payment money has theretofore  been deposited in trust or segregated and held in trust by the Issuer and thereafter  repaid to the  Issuer or  discharged  from such  trust,  as  provided  in  Section  3.03) have been  delivered  to the  Securities
Administrator for cancellation; or

                  (B)      all Notes not theretofore delivered to the Securities Administrator for cancellation

                  (i)      have become due and payable,

                  (ii)     will become due and payable at the applicable Stated Maturity Date within one year, or

                  (iii)    are to be called for redemption within one year under arrangements satisfactory to the
         Securities Administrator for the giving of notice of redemption by the Securities Administrator in the name, and at the expense, of the Issuer,

         and the Issuer,  in the case of (i), (ii) or (iii) above,  has  irrevocably  deposited or caused to be irrevocably deposited with the Securities  Administrator cash or direct obligations of or obligations guaranteed by the United
         States of America  (which will mature prior to the date such amounts are payable),  in trust for such purpose,  in an amount sufficient to pay and discharge the entire  indebtedness on such Notes not theretofore  delivered to the
         Securities  Administrator  or the Note  Registrar  for  cancellation  when due to the Stated  Maturity Date or the
         Clean-Up Call Date (if the Notes are called for redemption pursuant to Section 10.01 hereof), as the case may be;

         (II)     the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer;

         (III)    the Issuer has delivered to the Indenture Trustee an Officer's  Certificate and an Opinion of Counsel (at
the Issuer's  expense) and (if required by the TIA as confirmed in the Officer's  Certificate of the Issuer) an Independent
Certificate from a firm of certified public accountants,  each meeting the applicable  requirements of Section 11.01 hereof and,  subject to Section 11.02  hereof,  each stating that all  conditions  precedent  herein  provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with; and

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         (IV)     the Issuer has delivered to each Rating Agency notice of such satisfaction and discharge.

         The  Indenture  Trustee,  on  demand of and at the  expense  of the  Issuer,  shall  execute  and  deliver  proper instruments  acknowledging  satisfaction  and discharge of this  Indenture  with respect to the Notes,  and the  Securities
Administrator,  on behalf of the Indenture  Trustee,  shall pay, or assign or transfer and deliver,  to or at the direction of the Issuer, all Collateral held by it after satisfaction of the conditions  specified in clauses (I)(B),  (II) and (III)
above.

         Section 4.02.     Application of Trust Money. All moneys deposited with the Securities  Administrator  pursuant to
Sections  3.03 and 4.01 hereof shall be held in trust and applied by it, in  accordance  with the  provisions  of the Notes and this  Indenture,  to the payment,  either  directly or through any Paying Agent,  as the Securities  Administrator  may
determine,  to the Holders of the  particular  Notes for the payment or redemption of which such moneys have been deposited with the Securities  Administrator,  of all sums due and to become due thereon for principal and interest;  but such moneys need not be segregated  from other funds except to the extent  required  herein or in the Sale and  Servicing  Agreement or required by law.

         Section 4.03.     Repayment of Moneys Held by Paying Agent. In connection with the  satisfaction  and discharge of this  Indenture  with  respect  to the  Notes,  all  moneys  then  held by any  Paying  Agent  other  than  the  Securities
Administrator  under the provisions of this Indenture with respect to such Notes shall,  upon demand of the Issuer, be paid to the Securities  Administrator to be held and applied  according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         Section 4.04.     Trust Money  Received by Indenture  Trustee.  If the  Indenture  Trustee  receives any moneys in respect of the  Collateral  (other than with respect to any amounts in respect of any payments or  reimbursements  of fees, expenses or  indemnity  amounts  properly  owing to the  Indenture  Trustee  pursuant to the terms of any of the  Operative
Agreements), the Indenture Trustee shall remit such funds promptly to the Securities Administrator.

                                                         ARTICLE V

                                                EVENTS OF DEFAULT; REMEDIES

         Section 5.01.     Events  of  Default.  (a)  "Event  of  Default,"  wherever  used  herein,  means  any one of the following  events  (whatever  the reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order,  rule or  regulation of any administrative or governmental body):

                  (i)      Default for one month or more in the payment of any Interest Distribution Amount on any
         Class of Notes then outstanding when the same becomes due and payable under Section 5.01 of the Sale and
         Servicing Agreement;

                  (ii)     failure to pay the entire principal amount of any Note when the same becomes due and payable under the Sale and Servicing Agreement or on the applicable Stated Maturity Date;

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                  (iii)    failure to observe or perform any covenant or agreement of the Issuer made in this Indenture
         (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this
         Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 60 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the
         Indenture Trustee by the Holders of at least 25% of the Outstanding Balance of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

                  (iv)     the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Collateral in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

                  (v)      the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing; or

                  (vi)     the transfer by any Holder of a beneficial ownership interest in the Owner Trust Certificates and the Privately Offered Notes in contravention of the transfer restrictions applicable to the Owner Trust
         Certificates and the Privately Offered Notes pursuant to Section 2.14, such that the Issuer is subject to federal corporate income or similar tax.

         (b)      The Issuer shall deliver to the Indenture Trustee and the Securities Administrator, within five days after the occurrence thereof, written notice of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) above.

         Any payment  default  described in clauses (i)  or (ii) of this section shall only  constitute an Event of Default with  respect to the group of Notes to which it relates.  In such event,  any  actions  permitted  to be taken by any party under this Indenture as a consequence  of such Event of Default shall only be taken with respect to the related  Collateral and the rights and remedies of the Noteholders to which such Event of Default relates.

                                                            34

         Section 5.02.     Acceleration of Maturity;  Rescission and Annulment.  If an Event of Default should occur and be continuing of which a Responsible  Officer of the Indenture Trustee has actual  knowledge,  then and in every such case the
Indenture  Trustee may, or shall, at the direction of the Majority Priority  Class Noteholders  declare all the Notes to be immediately  due and payable by a notice in writing to the Issuer (and to the Indenture  Trustee if given by  Noteholders), and upon any such  declaration  the unpaid  principal  amount of such Notes,  together with accrued and unpaid  interest on such Notes through the date of acceleration, shall become immediately due and payable.

         At any time after such  declaration of  acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture  Trustee or the  Securities  Administrator  as provided in this
Article V, the Majority Priority  Class Noteholders  by written notice to the Issuer, the Securities  Administrator and the
Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i)      the Issuer has paid or deposited with the Securities Administrator a sum sufficient to pay:

                                    (I)     all payments of principal of and interest on all affected Priority Class Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of
                           Default giving rise to such acceleration had not occurred; and

                                    (II)    all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (ii)     all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

         The Holders of Non-Priority  Class Notes  shall have no right to exercise any  Noteholders'  rights referred to in this Article V, except to the extent expressly provided herein.

         Section 5.03.     Collection  of  Indebtedness  and Suits for  Enforcement  by Indenture  Trustee.  (a) The Issuer
covenants  that if (i) there is a default for one month or more in the payment of any Interest  Distribution  Amount on any
Class of  Notes,  as applicable,  then  outstanding  when the same becomes due and payable,  or (ii) default is made in the payment of the entire  principal  amount of any Note when the same  becomes  due and  payable or on the  applicable  Stated
Maturity Date, the Issuer will, upon demand of the Securities Administrator,  pay to the Securities Administrator,  for the
benefit of the Holders of the Notes,  the whole amount then due and payable on such Notes for principal and interest,  with interest on the overdue  principal  and, to the extent payment at such rate of interest  shall be legally  enforceable,  on

                                                            35

overdue  installments  of  interest  at the rate  borne by such Notes  and,  in  addition  thereto,  pay to the  Securities
Administrator  and the  Indenture  Trustee such further  amount as shall be  sufficient  to cover the costs and expenses of collection,  including the reasonable  compensation,  expenses,  disbursements and advances of the Securities Administrator and the Indenture Trustee and its agents and counsel.

         (b)      In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may, and shall, at the direction of the related Majority Priority
Class Noteholders institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such
Proceeding to judgment or final decree, and may enforce the same against the Issuer upon such Notes and collect in the manner provided by law out of the property of the Issuer upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

         (c)      If an Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion, or shall, at the direction of the Majority Priority Class Noteholders, as more particularly provided in Section 5.04, proceed to protect and enforce its rights and the rights of such Noteholders, by such appropriate Proceedings as the Indenture
Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d)      In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, or liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial
Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i)      to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the
         Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                                                            36

                  (ii)     unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii)    to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf;

                  (iv)     to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any Proceedings relative to the Issuer, its creditors and its property; and

                  (v)      to participate as a member of any official committee of creditors in the matters as it deems necessary or advisable;

and any trustee, receiver,  liquidator,  custodian or other similar official in any such Proceeding is hereby authorized by each of such  Noteholders  to make  payments to the  Securities  Administrator  and, in such event or in the event that the
Indenture  Trustee shall consent to the making of payments  directly to such  Noteholders,  to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable  compensation to the Indenture Trustee,  each predecessor Indenture
Trustee and their respective agents,  attorneys and counsel,  and all other expenses and liabilities  incurred by it or its agents,  and all advances  made, by the Indenture  Trustee and each  predecessor  Indenture  Trustee  except as a result of negligence or bad faith.

         (e)      Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f)      All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

         (g)      In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         Section 5.04.     Remedies;  Priorities.  (a) If an Event of Default  shall have  occurred  and be  continuing  of which a Responsible  Officer of the  Indenture  Trustee has actual  knowledge,  the Indenture  Trustee,  or the  Securities

                                                            37

Administrator on its behalf,  may, and at the direction of the Majority  Priority  Class Noteholders  shall, do one or more of the following (subject to Section 5.05):

                  (i)      institute Proceedings in its own name (as Indenture Trustee) and as trustee of an express trust for the collection of all amounts then payable on the related Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii)     institute Proceedings from time to time for the complete or partial foreclosure of this
         Indenture with respect to the related Collateral;

                  (iii)    exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and such Holders of the Notes; and

                  (iv)     sell the related Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided,  however,  that the Indenture Trustee,  or the Securities  Administrator on its behalf, may not sell or otherwise liquidate any  Collateral  following an Event of Default,  other than an Event of Default  described in Section  5.01(i) or
(ii),  unless  (A) the  Holders  of all  related  Outstanding  Notes  consent  thereto,  (B) the  proceeds  of such sale or liquidation  distributable  to the related  Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the  Indenture  Trustee  determines that the related  Collateral will not continue to provide  sufficient  funds for the payment of principal of and interest on such Notes as they would have become due if the Notes had not been  declared  due and  payable,  and the  Indenture  Trustee  obtains  the consent of Holders of
66-2/3% of the Outstanding  Balance of the related Notes. In determining  such  sufficiency or  insufficiency  with respect to clauses (B) and (C), the Indenture  Trustee may, but need not, obtain (at the cost of the Issuer) and conclusively  rely upon an opinion of an Independent  investment  banking or accounting  firm of national  reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         (b)      If the Indenture Trustee collects any money or property pursuant to this Article V, it shall remit such money or property to the Securities Administrator (other than amounts owing to it pursuant to clause first below), and the Securities Administrator shall pay out such money or property in the following order:

                  first: in the following order, to the Indenture Trustee,  for any indemnity expenses,  costs or expenses, including  any  reasonable  out-of-pocket  attorneys'  fees and expenses,  incurred by it in  connection  with the enforcement  of the remedies  provided for in this Article V and for any other unpaid amounts due to the Indenture
         Trustee hereunder or under any other Operative Agreement; to the Custodian,  the Securities  Administrator and the
         Master  Servicer,  to the  extent  of any fees and  expenses  due and owing to each of them  under  any  Operative

                                                            38

         Agreement;  and to the Owner  Trustee,  to the  extent  of any fees and  expenses  due and owing to it  (including pursuant  to Section  7.03 of the Trust  Agreement)  and for any other  unpaid  amounts  due to the Owner  Trustee hereunder or under the Sale and Servicing Agreement;

                  second:  to the Master  Servicer and the Servicer for any Master  Servicing  Fees or Servicing  Fees then due and unpaid and any unreimbursed Advances and other servicing advances;

                  third:  to the applicable parties, any other outstanding expenses of the Trust remaining unpaid;

                  fourth:  to the  applicable  Notes,  all  accrued and unpaid  interest  thereon and amounts in respect of principal  paid to the Trust,  in each case  according to the priorities set forth in Section 5.01 of the Sale and
         Servicing Agreement;  provided,  however, that no payments shall be made to the Holders of the Subordinated Notes, the Interest Only Notes or the  Principal  Only Notes under this Section  5.04(b)  until all remaining  amounts of principal and accrued and unpaid interest have been paid to the Holders of the Offered Notes; and

                  fifth:  to the  Certificate  Paying Agent for any amounts to be  distributed  to the Holders of the Owner
         Trust Certificates.

         Section 5.05.     Optional  Preservation of the Collateral.  If the Notes have been declared to be due and payable under Section 5.02  following an Event of Default and such  declaration  and its  consequences  have not been rescinded and annulled,  the Indenture  Trustee may, but need not, elect to maintain  possession of the  Collateral.  It is the desire of the parties  hereto and the  Noteholders  that there be at all times  sufficient  funds for the payment of principal of and interest on the applicable  Notes, and the Indenture  Trustee shall take such desire into account when determining  whether or not to maintain  possession of the Collateral.  In determining  whether to maintain  possession of the  Collateral,  the
Indenture  Trustee may,  but need not,  obtain and  conclusively  rely upon an opinion (at the expense of the Issuer) of an
Independent  investment  banking or accounting  firm of national  reputation as to the  feasibility of such proposed action and as to the sufficiency of the Collateral, as applicable, for such purpose.

         Section 5.06.     Limitation of Suits.  Other than as otherwise  expressly  provided herein, no Holder of any Note shall have any right to  institute  any  Proceeding,  judicial or  otherwise,  with respect to this  Indenture,  or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i)      such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii)     the Holders of not less than 25% of the Outstanding Balance of the Priority Class Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                                                            39

                  (iii)    such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv)     the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                  (v)      no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Balance of the Notes.

         It is understood and intended that no one or more Holders of Notes shall have any right in any manner  whatever by virtue of, or by availing of, any  provision  of this  Indenture  to affect,  disturb or prejudice  the rights of any other
Holders of Notes or to obtain or to seek to obtain  priority or  preference  over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture  Trustee shall receive  conflicting or inconsistent  requests and indemnity from two or more groups of Holders of related Notes, each  representing less than a majority of the Outstanding  Balance of the related
Notes,  the Indenture  Trustee  shall take the action  requested by the Holders of the largest  percentage  in  Outstanding
Balance of the related Notes and, if there is no single  largest  percentage in  Outstanding  Balance of the related Notes, in its sole  discretion may determine what action,  if any, shall be taken,  notwithstanding  any other  provisions of this
Indenture.

         Section 5.07.     Unconditional  Rights of  Noteholders  To Receive  Principal and Interest.  Notwithstanding  any
other provisions in this Indenture,  the Holder of any Note shall have the right, which is absolute and  unconditional,  to receive payment of the principal of,  interest,  if any, and the Senior Note Deferred  Amounts on such Note on or after the respective  due dates  thereof  expressed  in such Note or in this  Indenture  (or, in the case of exercise of the Clean-Up
Call Right,  on or after the applicable  Redemption  Date) and to institute  suit for the  enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.08.     Restoration  of Rights and Remedies.  If the Indenture  Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such  Proceeding has been  discontinued or abandoned for any reason or has been  determined  adversely to the Indenture  Trustee or to such  Noteholder,  then and in every such case the Issuer,  the Indenture  Trustee and the Noteholders  shall,  subject to any  determination in such Proceeding,  be restored  severally and  respectively to their former  positions  hereunder,  and thereafter all rights and remedies of the
Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.09.     Rights and Remedies  Cumulative.  No right or remedy  herein  conferred  upon or reserved to the
Indenture  Trustee or to the  Noteholders  is intended to be  exclusive  of any other right or remedy,  and every right and remedy  shall,  to the extent  permitted  by law, be  cumulative  and in  addition  to every  other right and remedy  given hereunder or now or hereafter  existing at law or in equity or  otherwise.  The  assertion  or  employment  of any right or

                                                            40

remedy  hereunder,  or otherwise,  shall not prevent the concurrent  assertion or employment of any other appropriate right or remedy.

         Section 5.10.     Delay or Omission Not a Waiver.  No delay or omission of the Indenture  Trustee or any Holder of any Note to  exercise  any right or remedy  accruing  upon any Default or Event of Default  shall  impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an  acquiescence  therein.  Every right and remedy given by this Article V or by law to the Indenture  Trustee or to the  Noteholders  may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         Section 5.11.     Control by  Noteholders.  Except as otherwise  provided in Section  5.02,  the related  Majority
Priority  Class Noteholders  shall have the right to direct the time, method and place of conducting any Proceeding for any remedy  available to the  Indenture  Trustee with respect to the Notes or  exercising  any trust or power  conferred on the
Indenture Trustee; provided that:

                  (i)      such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii)     subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by Holders of related Notes representing not less than 100% of the Outstanding
         Balance of the related Notes;

                  (iii)    if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Collateral pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Balance of the related Notes to sell or liquidate the
         Collateral, as applicable, shall be of no force and effect; and

                  (iv)     the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

         Notwithstanding  the  rights of the  Noteholders  set forth in this  Section,  subject  to  Section  6.01(g),  the
Indenture  Trustee need not take any action that it determines might involve it in liability or might materially  adversely affect the rights of any  Noteholders  not consenting to such action.  In the event the Indenture  Trustee takes any action or follows any direction  pursuant to this Indenture,  the Indenture Trustee shall be entitled to  indemnification  against any loss or expense caused by taking such action or following such direction in accordance with Section 6.07.

         Section 5.12.     Waiver of Past Defaults.  Prior to the  declaration of the  acceleration  of the maturity of the
Notes as provided in Section 5.02,  the Majority  Priority  Class Noteholders  may waive,  in writing,  any past Default or
Event of Default and its  consequences  except a Default  (a) in payment of principal of or interest on any of the Notes or
(b) in respect of a covenant or provision  hereof which cannot be modified or amended  without the consent of the Holder of each Note.  In the case of any such  waiver,  the  Issuer,  the  Indenture  Trustee  and the  Holders of the Notes shall be restored to their former positions and rights  hereunder,  respectively;  but no such waiver shall extend to any subsequent

                                                            41

or other Default or impair any right consequent thereto.

         Upon any such  waiver,  such  Default  shall  cease to exist  and be  deemed  to have  been  cured and not to have occurred,  and any Event of Default  arising  therefrom  shall be deemed to have been cured and not to have  occurred,  for every  purpose of this  Indenture;  but no such waiver shall extend to any  subsequent or other Default or Event of Default or impair any right consequent thereto.

         Section 5.13.     Undertaking for Costs.  All parties to this Indenture  agree,  and each Holder of a Note by such
Holder's  acceptance thereof shall be deemed to have agreed,  that any court may in its discretion require, in any suit for the  enforcement of any right or remedy under this Indenture,  or in any suit against the Indenture  Trustee for any action taken,  suffered or omitted by it as Indenture Trustee,  the filing by any party litigant in such suit of an undertaking to pay the costs of such  suit,  and that such court may in its  discretion  assess  reasonable  costs,  including  reasonable attorneys' fees,  against any party litigant in such suit,  having due regard to the merits and good faith of the claims or defenses made by such party  litigant;  but the  provisions  of this Section shall not apply to (a) any suit  instituted by the Indenture  Trustee,  (b) any suit  instituted by any Noteholder,  or group of Noteholders,  in each case holding in the aggregate more than 10% of the Outstanding  Balance or Percentage  Interest of the related Notes or (c) any suit instituted by any  Noteholder  for the  enforcement  of the payment of principal of or interest on any Note on or after the respective due dates  expressed  in such Note and in this  Indenture  (or, in the case of exercise of the Clean-Up  Call Right,  on or after the Redemption Date).

         Section 5.14.     Waiver of Stay or Extension  Laws.  The Issuer  covenants (to the extent that it may lawfully do
so) that it will not at any time insist upon, or plead or in any manner  whatsoever  claim or take the benefit or advantage of, any stay or extension law wherever  enacted,  now or at any time  hereafter in force,  that may affect the covenants or the performance of this Indenture;  and the Issuer (to the extent that it may lawfully do so) hereby  expressly  waives all benefit or advantage of any such law, and  covenants  that it will not hinder,  delay or impede the  execution of any power herein  granted to the  Indenture  Trustee,  but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15.     Action on Notes.  The  Indenture  Trustee's  right to seek and recover  judgment on the Notes or under this  Indenture  shall not be affected by the  seeking,  obtaining or  application  of any other relief under or with respect to this  Indenture.  Neither the lien of this Indenture nor any rights or remedies of the Indenture  Trustee or the
Noteholders  shall be impaired by the recovery of any judgment by the Indenture  Trustee  against the Issuer or by the levy of any  execution  under such  judgment  upon any portion of the  Collateral  or upon any of the assets of the Issuer.  Any money or property collected by the Indenture Trustee and remitted to the Securities  Administrator  shall be applied by the
Securities Administrator in accordance with Section 5.04(b).

         Section 5.16.     Performance and Enforcement of Certain  Obligations.  (a) Promptly  following a request from the
Indenture  Trustee to do so and at the  Issuer's  expense,  the Issuer shall take all such lawful  action as the  Indenture
Trustee may request to compel or secure the  performance and observance by the  Originator,  the Depositor,  the Securities

                                                            42

Administrator,  the Master Servicer or the Servicer, as applicable,  of each of their obligations to the Issuer under or in connection  with the Sale and Servicing  Agreement,  and to exercise any and all rights,  remedies,  powers and  privileges lawfully  available to the Issuer under or in  connection  with the Sale and  Servicing  Agreement to the extent and in the manner directed by the Indenture  Trustee,  including the transmission of notices of default on the part of the Originator, the  Depositor,  the  Securities  Administrator,  the Master  Servicer or a  Servicer,  as  applicable,  under the Sale and
Servicing  Agreement and the institution of legal or administrative  actions or proceedings to compel or secure performance by the Originator,  the Depositor,  the Securities  Administrator,  the Master Servicer or the Servicer, as applicable,  of each of their applicable obligations under the Sale and Servicing Agreement.

         (b)      If an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Majority Priority Class Noteholders shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor, the Securities Administrator, the
Master Servicer or the Servicer under or in connection with the Sale and Servicing Agreement or the Originator under or in connection with the Assignment Agreement and the Purchase and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Originator, the Depositor, the Securities
Administrator, the Master Servicer or the Servicer, of each of their respective obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase and Servicing
Agreement, the Assignment Agreement and the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                                        ARTICLE VI

                                                   THE INDENTURE TRUSTEE

         Section 6.01.     Duties of Indenture  Trustee.  (a) If an Event of Default has occurred  and is  continuing,  the
Indenture  Trustee shall  exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the  circumstances  in the conduct of such person's own affairs.

         (b)      Except during the continuance of an Event of Default:

                  (i)      the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture on its part to be performed and shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii)     in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and on their face conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

                                                            43

         (c)      The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, its own willful misconduct, except that:

                  (i)      this paragraph does not limit the effect of paragraph (b) of this Section;

                  (ii)     the Indenture Trustee shall not be liable for any error of judgment made in good faith by a
         Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (iii)    the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with this Indenture or upon a direction received by it from the requisite Noteholders pursuant to Article V; and

                  (iv)     the Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of (a) any failure by the Issuer to comply with its obligations hereunder or in the other Operative
         Agreements or (b) any Default or Event of Default, unless a Responsible Officer of the Indenture Trustee assigned to and working in its corporate trust department obtains actual knowledge of such Default or Event of Default or shall have received written notice thereof.  In the absence of such actual knowledge or notice, the Indenture
         Trustee may conclusively assume that there is no Default or Event of Default.

         (d)      Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to the provisions of this Section.

         (e)      The Indenture Trustee shall not be liable for indebtedness evidenced by or arising under any of the
Operative Agreements, including principal of or interest on the Notes, or interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (f)      Money held in trust by the Indenture Trustee (if any) need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

         (g)      No provision of this Indenture shall require the Indenture Trustee to expend, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (h)      Every provision of this Indenture or any other Operative Agreement relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section,
Section 6.02 and to the provisions of the TIA.

                                                            44

         (i)      Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (j)      The Indenture Trustee shall execute and deliver the Sale and Servicing Agreement and such other documents and instruments as shall be necessary or appropriate in accordance with its duties and obligations under this
Indenture.

         (k)      The Indenture Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Indenture Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Indenture
Trustee pursuant to this Indenture or any other Operative Agreement, and (ii) in accordance with any document or instruction delivered to the Indenture Trustee pursuant to the terms of this Indenture or any other Operative Agreement;
and no implied duties or obligations shall be read into this Indenture or any other Operative Agreement against the
Indenture Trustee.  The Indenture Trustee shall have no responsibility to prepare or file any Securities and Exchange
Commission filing for the Trust or to record this Indenture or any other Operative Agreement or to prepare or file any tax return for the Trust.

         (l)      In the absence of bad faith, negligence or willful misconduct on the part of the Indenture Trustee or the Securities Administrator, neither the Indenture Trustee nor the Securities Administrator shall be responsible for the application of any money by any Paying Agent other than the Indenture Trustee or the Securities Administrator, respectively.  Neither the Indenture Trustee nor the Securities Administrator shall have any liability or responsibility for the acts or omissions of the other Person, it being understood that this Indenture shall not be construed to render them agents of one another.

         Section 6.02.     Rights of Indenture  Trustee.  (a) The  Indenture  Trustee may rely on and shall be protected in acting in good faith upon any  document  believed by it to be genuine and to have been  signed or  presented  by the proper person.  The Indenture Trustee need not investigate any fact or matter stated in any such document.

         (b)      Before the Indenture Trustee acts or refrains from acting, it shall be entitled to receive an Officer's
Certificate and an Opinion of Counsel (each of which shall comply with the requirements of Section 11.01), which shall not be at the expense of the Indenture Trustee.  The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.  Any Opinion of Counsel with respect to legal matters relating to this Indenture, any Operative Agreement and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with any Opinion of Counsel of such counsel.  The Issuer shall be responsible for the reasonable costs and expenses of any such counsel.  The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture or in any Operative Agreement shall not be construed as a duty and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

                                                            45

         (c)      The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of such agent, attorney, custodian or nominee appointed by the
Indenture Trustee with due care.

         (d)      The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e)      In the event that the Indenture Trustee is also acting as Paying Agent or Note Registrar hereunder or under any other Operative Agreement, the rights and protections afforded to the Indenture Trustee pursuant to this
Article VI shall be afforded to such Paying Agent or Note Registrar.

         (f)      The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate (including any Officers' Certificate), statement, instrument, opinion (including any Opinion of Counsel), notice, request, direction, consent, order, bond, debenture or other paper or document, unless requested to do so in writing by Holders of Notes representing not less than 25% of the Outstanding Balance of the Notes and provided that such Holders shall have offered to the Indenture Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred thereby.

         (g)      The Indenture Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

         (h)      The permissive rights of the Indenture Trustee to do things enumerated in this Indenture shall not be construed as duties.

         Section 6.03.     Individual  Rights of Indenture  Trustee.  The Indenture  Trustee in its individual or any other capacity  other than as  Indenture  Trustee may,  and in its  capacity as  Indenture  Trustee may not,  become the owner or pledgee of Notes and may  otherwise  deal with the Issuer or its  Affiliates  with the same rights it would have if it were not  Indenture  Trustee.  Any Paying  Agent,  Note  Registrar,  co-registrar  or co-paying  agent may do the same with like rights.  However, the Indenture Trustee must meet the eligibility criteria of Section 6.11.

         Section 6.04.     Indenture  Trustee's  Disclaimer.  The Indenture  Trustee shall not be responsible for and makes no  representation  as to the validity or adequacy of any of the Operative  Agreements or the Notes or the  sufficiency  of the  Collateral;  it shall not be  accountable  for the Issuer's use of the  proceeds  from the Notes,  and it shall not be responsible  for any statement of the Issuer in this  Indenture,  any other  Operative  Agreement or in any other  document issued in connection with the sale of the Notes or in the Notes.

                                                            46

         Section 6.05.     Notice of Defaults.  If a Default occurs and is continuing  and if a Responsible  Officer of the
Indenture Trustee has actual knowledge  thereof,  the Indenture Trustee shall give written notice thereof to the Securities
Administrator who shall provide notice to each Noteholder within thirty (30) days after it acquires knowledge thereof.

         Section 6.06.     Reports by Securities  Administrator to Holders.  The Securities  Administrator shall deliver to each  Noteholder  such  information  with  respect to the Notes as may be  required  to enable  such  holder to prepare its federal and state  income tax returns and shall file such  information  returns  with the  Internal  Revenue  Service  with respect to payments or accruals of interest and original issue  discount,  if any, on the Notes as are required to be filed under the Code or applicable Treasury Regulations.

         Section 6.07.     Compensation  and Indemnity.  The Indenture  Trustee shall be entitled,  as compensation for its services,  a fee to be paid by the  Master  Servicer  as  provided  in the  Sale and  Servicing  Agreement.  The  Indenture
Trustee's  compensation  shall not be limited by any law on  compensation  of a trustee of an express trust.  The Indenture
Trustee and any  co-trustee  shall be  reimbursed  on behalf of the Issuer from funds in the  Accounts,  as provided in the
Sale and  Servicing  Agreement,  for all  reasonable  out-of-pocket  expenses  incurred or made by it,  including  costs of collection,  in addition to the  compensation  for its  services  (as  provided in the Sale and  Servicing  Agreement)  and indemnity  payments.  Reimbursable  expenses  under this Section shall include the  reasonable  compensation  and expenses, disbursements  and advances,  if any, of the Indenture  Trustee's  agents,  counsel,  accountants  and experts.  The Issuer shall indemnify the Indenture  Trustee,  any co-trustee and their respective  employees,  directors and agents, as provided in the Sale and Servicing  Agreement and from funds in the Accounts,  against any and all claims,  losses,  liabilities  or expenses  (including  attorneys'  fees)  incurred  by it in  connection  with  the  administration  of this  trust  and the performance  of its duties  hereunder or under any other  Operative  Agreement.  The Indenture  Trustee or  co-trustee,  as applicable,  shall  notify the  Issuer  promptly  of any claim for which it may seek  indemnity.  Failure by the  Indenture
Trustee or the  co-trustee,  as  applicable,  to so notify  the  Issuer  shall not  relieve  the Issuer of its  obligations hereunder.  The Issuer  shall  defend any such claim,  and the  Indenture  Trustee  and any  co-trustee  may have  separate counsel  fees and  expenses  of such  counsel  shall be  payable on behalf of the Issuer  from funds in the  Accounts.  The
Issuer shall not be required to reimburse any expense or indemnify  against any loss,  liability or expense incurred by the
Indenture Trustee or any co-trustee,  as applicable,  through the Indenture Trustee's or co-trustee's,  as the case may be, own willful  misconduct,  negligence or bad faith.  Notwithstanding  anything to the contrary  contained herein, the Issuer shall not settle any claim involving the Indenture  Trustee without the Indenture  Trustee's prior written consent,  unless such  settlement  involves a  complete  and  absolute  release  of the  Indenture  Trustee  from any and all  liability  in connection with such claim.

         The Issuer's  obligations to the Indenture  Trustee and any co-trustee  pursuant to this Section shall survive the resignation or removal of the Indenture  Trustee and the termination of this Indenture.  When the Indenture  Trustee or any co-trustee  incurs  expenses after the  occurrence of a Default  specified in Section  5.01(iv) or (v) with  respect to the
Issuer,  the expenses are intended to  constitute  expenses of  administration  under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

                                                            47

         Section 6.08.     Replacement of Indenture  Trustee.  No  resignation  or removal of the Indenture  Trustee and no appointment of a successor  Indenture  Trustee shall become  effective until the acceptance of appointment by the successor
Indenture  Trustee  pursuant to this  Section.  The  Indenture  Trustee  may resign at any time by giving 90 days'  written notice thereof to the Depositor,  the Issuer,  the Securities  Administrator,  each Noteholder and each Rating Agency.  The
Issuer shall remove the Indenture Trustee if:

                  (i)      the Indenture Trustee fails to comply with Section 6.11;

                  (ii)     the Indenture Trustee is adjudged to be bankrupt or insolvent;

                  (iii)    a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                  (iv)     the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture  Trustee resigns or is removed or if a vacancy exists in the office of the Indenture  Trustee for any reason (the Indenture  Trustee in such event being referred to herein as the retiring  Indenture  Trustee),  the Issuer shall promptly appoint a successor Indenture Trustee that satisfies the eligibility requirements of Section 6.11.

         The retiring  Indenture  Trustee  agrees to  cooperate  with any  successor  Indenture  Trustee in  effecting  the termination  of the resigning or removed  Indenture  Trustee's  responsibilities  and rights  hereunder and shall  promptly provide such successor  Indenture Trustee all documents and records  reasonably  requested by it to enable it to assume the
Indenture Trustee's functions hereunder.

         A successor  Indenture  Trustee shall deliver a written  acceptance of its  appointment to the retiring  Indenture
Trustee  and to the  Issuer.  Thereupon  the  resignation  or  removal  of the  retiring  Indenture  Trustee  shall  become effective,  and the  successor  Indenture  Trustee shall have all the rights,  powers and duties of the  Indenture  Trustee under  this  Indenture.  The  successor  Indenture  Trustee  shall  mail a notice of its  succession  to  Noteholders.  The retiring  Indenture  Trustee  shall  promptly  transfer  all  property  held by it as  Indenture  Trustee to the  successor
Indenture Trustee.

         If a successor  Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed,  the  retiring  Indenture  Trustee,  the Issuer or the Holders of a majority in  Outstanding  Balance of the
Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture  Trustee fails to comply with Section 6.11,  any  Noteholder  may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Section 6.09.     Successor  Indenture  Trustee or the Securities  Administrator  by Merger.  (a) If the Indenture
Trustee or the Securities  Administrator  consolidates with, merges or converts into, or transfers all or substantially all its corporate  trust  business or assets to,  another  corporation or banking  association,  as applicable,  the resulting, surviving  or  transferee  corporation  without any  further  act shall be the  successor  Indenture  Trustee or  successor

                                                            48

Securities  Administrator,  as the case may be; provided that such  corporation or banking  association  shall be otherwise qualified  and  eligible  hereunder  and under any other  Operative  Agreement.  The  Indenture  Trustee or the  Securities
Administrator, as applicable, shall provide each Rating Agency prior written notice of any such transaction.

         (b)      In case at the time such successor or successors by merger, conversion or consolidation to the
Securities Administrator shall succeed to the obligations of the Securities Administrator under this Indenture any of the
Notes which shall have been authenticated by the Securities Administrator but not delivered, any such successor to the
Securities Administrator may adopt the certificate of authentication of any predecessor securities administrator and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Securities Administrator may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Securities Administrator; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Securities
Administrator shall have.

         Section 6.10.  Appointment of Co-Indenture  Trustee or Separate Indenture Trustee.  (a)  Notwithstanding any other provisions of this Indenture,  at any time, for the purpose of meeting any legal  requirement of any  jurisdiction in which any part of the  Collateral  may at the time be located,  the  Indenture  Trustee  shall have the power and may execute and deliver all  instruments  to appoint one or more  Persons to act as a co-trustee  or  co-trustees,  or separate  trustee or separate trustees,  of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the related  Noteholders,  such title to the related  Collateral,  or any part thereof,  and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor  trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

         (b)      Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i)      all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii)     no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                                                            49

                  (iii)    the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c)      Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this
Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee.
Every such instrument shall be filed with the Indenture Trustee.

         (d)      Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         (e)      Notwithstanding the foregoing, no such co-trustee or separate trustee shall be vested with any powers, rights or remedies under this Indenture unless such party has agreed to comply with Section 6.14(c) of this Indenture to the extent applicable to it.

         Section 6.11.     Eligibility;  Disqualification.  The  Indenture  Trustee  shall  at all  times  (i) satisfy  the requirements of TIA Section 310(a),  (ii) have a combined capital and surplus of at least  $100,000,000 as set forth in its most recently  published annual report of condition,  (iii) have a long-term debt rating equivalent to "A" or better by the
Rating  Agencies or be otherwise  acceptable to the Rating Agencies and (iv) not be an Affiliate of the Issuer or the Owner
Trustee.  The Indenture  Trustee shall comply with TIA Section 310(b),  including the optional  provision  permitted by the second  sentence of TIA Section  310(b)(9);  provided,  however,  that there shall be excluded  from the  operation  of TIA
Section  310(b)(1)  any  indenture  or  indentures  under  which  other  securities  of the Issuer are  outstanding  if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

         Section 6.12.     Representations and Warranties.  The Indenture Trustee hereby represents that:

         (a)      the Indenture Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

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         (b)      the Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture
Trustee by all necessary corporate action;

         (c)      the consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound; and

         (d)      to the Indenture Trustee's  knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties:  (i) asserting the invalidity of this Indenture, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

         Section 6.13.     Preferential  Collection of Claims Against Issuer.  The Indenture  Trustee shall comply with TIA
Section  311(a),  excluding  any  creditor  relationship  listed in TIA Section  311(b).  An  Indenture  Trustee  which has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

         Section 6.14.     Reporting Requirements of the Commission.  (a)       The  Paying   Agent   shall   provide   the
assessments, attestations, certificates and other notices required by this section 6.14.

         (b)      Assessment of Compliance.

                  (i)      By March 15th of each year, commencing in March 2009, the Paying Agent, at its own expense, shall furnish, and shall cause any Servicing Function Participant engaged by it to furnish, at its own expense, to the Sponsor, the Depositor, the Owner Trustee and the Securities Administrator, a report on an assessment of compliance with the Relevant Servicing Criteria as set forth on Exhibit F to the Sale and Servicing Agreement that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant
         Servicing Criteria, (B) a statement that such party used the Servicing Criteria to assess compliance with the
         Relevant Servicing Criteria, (C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.16(a) of the Sale and
         Servicing Agreement, including, if there has been any material instance of noncompliance with the Relevant
         Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.  The Master Servicer may rely on such certification provided by the Paying Agent in signing a Sarbanes Certification and causing such certification to be filed with the Commission.

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                  (ii)     When the Paying Agent (and any Servicing Function Participant engaged by such party) submit their assessments, such parties will also at such time include the assessment (and attestation pursuant to subsection (b) of this Section 6.14) of each Servicing Function Participant engaged by such party and shall indicate what Relevant Servicing Criteria will be addressed in any such reports prepared by any such Servicing
         Function Participant.

         (c)      By March 15th of each year, commencing in March 2009, the Paying Agent, at its own expense, shall cause, and shall cause any Servicing Function Participant engaged by it to cause, at its own expense, a registered public accounting firm (which may also render other services to the Securities Administrator) that is a member of the American
Institute of Certified Public Accountants to furnish a report to the Sponsor, the Depositor, the Securities Administrator
and the Owner Trustee, to the effect that (A) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (B) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party's compliance with the Relevant
Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

         (d)      Each of the Indenture Trustee and the Paying Agent shall promptly notify the Sponsor, the Owner Trustee, the Securities Administrator and the Depositor (i) of any legal proceedings pending against the Indenture Trustee or the
Paying Agent of the type described in Item 1117 (§ 229.1117) of Regulation AB and (ii) if the Indenture Trustee or the
Paying Agent shall become (but only to the extent not previously disclosed to the Master Servicer and the Depositor) at any time an affiliate of any of the parties listed on Exhibit E to the Trust Agreement.

         (e)      The Paying Agent shall give prior written notice to the Sponsor, the Owner Trustee, the Securities
Administrator and the Depositor of the appointment of any Servicing Function Participant by such party and a written description (in form and substance satisfactory to the Sponsor and the Depositor) of the role and function of each
Servicing Function Participant utilized by such party specifying (A) the identity of each such Servicing Function
Participant and (B) which elements of the servicing criteria set forth under Item 1122(d) of Regulation AB will be addressed in assessments of compliance provided by each such Servicing Function Participant.  The Paying Agent agrees to indemnify the Sponsor, the Depositor, the Issuer, the Securities Administrator and the Master Servicer, and each of their respective directors, officers, employees and agents and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon the engagement of any Servicing Function Participant in violation of this subsection or any failure by the Paying Agent, to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 6.14.

                                                            52

         (f)      The Paying Agent shall deliver to the Sponsor, the Depositor, the Securities Administrator and the Owner
Trustee on or before March 15th of each year, commencing on March 15, 2009, an Officer's Certificate, certifying that with respect to the period ending December 31st of the prior year:  (i) such Servicing Officer has reviewed the activities of such party during the preceding calendar year or portion thereof and its performance under this Indenture,
(ii) to the best of such Servicing Officer's knowledge, based on such review, the Paying Agent has performed and fulfilled its duties, responsibilities and obligations under this Indenture, in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that the Paying Agent has failed to perform any of its duties, responsibilities and obligations under this Indenture, in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

                                                        ARTICLE VII

                                              NOTEHOLDERS' LISTS AND REPORTS

         Section 7.01.     Issuer To Furnish Names and Addresses of  Noteholders.  The Note Registrar will furnish or cause to be furnished to the Securities  Administrator and the Indenture Trustee or at the Indenture  Trustee's or the Securities
Administrator's  direction  (a) not  more than five days after each Record Date,  a list,  in such form as mutually  agreed upon by the Indenture  Trustee and the Securities  Administrator,  of the names and addresses of the Holders of Notes as of such Record Date,  and (b) at such other times as the  Indenture  Trustee or the  Securities  Administrator  may request in writing,  within 30 days after receipt by the Note Registrar of any such request,  a list of similar form and content as of a date not more than 10 days prior to the time such list is  furnished;  provided,  however,  that so long as the Indenture
Trustee or the  Securities  Administrator  is the Note  Registrar,  no such list shall be required to be  furnished  to the applicable Person.

         Section 7.02.     Preservation  of  Information;  Communications  to  Noteholders.  (a) The Note  Registrar  shall preserve, in as current a form as is reasonably  practicable,  the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture  Trustee and the Securities  Administrator  as provided in Section 7.01 and the names and addresses of Holders of Notes received by the  Securities  Administrator  in its capacity as Note  Registrar.
The  Indenture  Trustee may  destroy any list  furnished  to it as provided in Section  7.01 upon  receipt of a new list so furnished.  If three or more  Noteholders,  or one or more Holders of a Class of Notes  evidencing not less than 25% of the
Outstanding Balance thereof (hereinafter  referred to as "Applicants"),  apply in writing to the Securities  Administrator, and such  application  states that the  Applicants  desire to  communicate  with other holders with respect to their rights under this  Indenture or under the Notes,  then the  Securities  Administrator  shall,  within five Business Days after the receipt of such  application,  afford such  Applicants  access,  during  normal  business  hours,  to the  current  list of
Holders.  Every Holder, by receiving and holding a Note,  agrees with the Issuer,  the Securities  Administrator,  the Note
Registrar and the Indenture  Trustee that none of the Issuer,  the Securities  Administrator or the Indenture Trustee shall

                                                            53

be held  accountable  by reason of the  disclosure  of any such  information  as to the names and  addresses of the Holders under this Indenture, regardless of the source from which such information was derived.

         (b)      Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c)      The Issuer, the Indenture Trustee, Securities Administrator and the Note Registrar shall have the protection of TIA Section 3l2(c).

         Section 7.03.     Reports by Issuer.  (a) The Issuer shall:

                  (i)      file with the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the
         Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.  Delivery of such information, documents and reports to the Indenture Trustee is for informational purposes only and the Indenture Trustee's receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officers' Certificates); and

                  (ii)     supply to the Securities Administrator (and the Securities Administrator on behalf of the
         Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c) to the extent required by applicable law) such summaries of any information, documents and reports required to be filed by the
         Issuer pursuant to clause (i) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

         (d)      Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         Section 7.04.     Reports by  Indenture  Trustee.  [If required by TIA Section  313(a),  within 60 days after each
March 1st,  beginning with March 1, 2009, the Indenture  Trustee,  shall mail to each Noteholder as required by TIA Section
313(c) a brief  report  dated as of such date that  complies  with TIA Section  313(a).  The  Indenture  Trustee also shall comply with TIA Section 313(b).

         A copy of each report at the time of its mailing to Noteholders  shall be filed by the Indenture  Trustee with the
Commission and each securities exchange, if any, on which the Notes are listed.]

                                                            54

                                                       ARTICLE VIII

                                           ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 8.01.     Collection  of  Money.   Except  as  otherwise   expressly   provided  herein,   the  Securities
Administrator  may demand  payment or delivery of, and shall  receive and collect,  directly  and without  intervention  or assistance  of any  fiscal  agent or other  intermediary,  all money and other  property  payable to or  receivable  by the
Indenture Trustee or the Securities  Administrator  pursuant to this Indenture.  The Securities  Administrator  shall apply all such money received by it as provided in this  Indenture.  Except as otherwise  expressly  provided in this  Indenture, if any default  occurs in the making of any payment or  performance  under any agreement or instrument  that is part of the
Collateral,  the  Securities  Administrator  may take  such  action  as may be  appropriate  to  enforce  such  payment  or performance,  including the  institution  and  prosecution  of  appropriate  Proceedings.  Any such action shall be without prejudice to any right to claim a Default or Event of Default under this  Indenture and any right to proceed  thereafter as provided in Article V.

         Section 8.02.     Distribution  Account  and  Certificate  Distribution  Account.  (a) On or prior to the  Closing
Date, the Securities  Administrator shall establish and maintain the Distribution  Account in the name of Wells Fargo Bank,
N.A.,  as  Securities  Intermediary  for the  benefit  of the  Indenture  Trustee  and  the  related  Noteholders,  and the
Certificate  Distribution  Account in the name of the Issuer, as provided in Article V of the Sale and Servicing  Agreement and Article IV of the Trust Agreement, respectively.

         (b)      On each Payment Date, including a Redemption Date, the Paying Agent (or, if the Securities Administrator
acts as Paying Agent, the Securities Administrator) shall distribute all amounts on deposit in the Distribution Account as provided in Section 5.01 of the Sale and Servicing Agreement.

         (c)      On each Payment Date, including a Redemption Date, the Securities Administrator hereby authorizes the
Owner Trustee or the Certificate Paying Agent, as applicable, to make the distributions from the Certificate Distribution
Account as required pursuant to Section 4.05 of the Sale and Servicing Agreement and Section 4.02 of the Trust Agreement.

         Section 8.03.     General  Provisions  Regarding  Accounts.  Funds in the Distribution  Account  maintained by the
Securities Administrator shall be invested as provided in the Sale and Servicing Agreement.

         Section 8.04.     Release of Collateral.  (a) Subject to the payment of its fees and expenses  pursuant to Section
6.07,  the  Indenture  Trustee  may, and when  required by the  provisions  of this  Indenture  and the Sale and  Servicing
Agreement  shall,  execute  instruments  to release  property  from the lien of this  Indenture,  or convey  the  Indenture
Trustee's  interest in the same, in a manner and under  circumstances that are not inconsistent with the provisions of this
Indenture.  No party  relying upon an instrument  executed by the Indenture  Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's  authority,  inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                                                            55

         (b)      At such time as the Securities Administrator notifies the Indenture Trustee in writing that there are no
Notes outstanding and all sums due to the Noteholders pursuant to the Sale and Servicing Agreement and any fees and expenses of the Indenture Trustee, the Master Servicer, the Securities Administrator, the Custodian, the Owner Trustee
and the Servicers pursuant to this Indenture or any other Operative Agreement have been paid, the Indenture Trustee shall release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture, and the
Securities Administrator shall release to the Issuer or any other Person entitled thereto any funds then on deposit in the Distribution Account.  The Indenture Trustee shall release property from the lien of this Indenture and the
Securities Administrator shall release the remaining funds on deposit in the Distribution Account pursuant to this subsection (b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and
(if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.01 hereof each of which documents and opinions shall be at the expense of the
Issuer.

                                                        ARTICLE IX

                                                  SUPPLEMENTAL INDENTURES

         Section 9.01.     Supplemental  Indentures Without Consent of Noteholders.  (a) Without the consent of the Holders of any Notes but with prior notice to each Rating  Agency,  the Issuer,  the  Securities  Administrator  and the  Indenture
Trustee,  when  authorized by an Issuer  Order,  at any time and from time to time,  may enter into one or more  indentures supplemental  hereto  (which shall  conform to the  provisions  of the Trust  Indenture  Act as in force at the date of the execution thereof), in form satisfactory to the Securities Administrator, for any of the following purposes:

                  (i)      to correct or amplify the description of any property at any time subject to the lien of this
         Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii)     to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the
         Notes contained;

                  (iii)    to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv)     to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v)      (A) to cure any ambiguity, (B) to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provisions herein or in any supplemental indenture or to conform the provisions hereof to those of an Offering Document, (C) to obtain or maintain a rating for a
         Class of Notes from a nationally recognized statistical rating organization, (D) to make any other provisions with respect to matters or questions arising under this Indenture; provided, however, that no such supplemental

                                                            56

         indenture entered into pursuant to clause (D) of this subparagraph (v) shall adversely affect in any material respect the interests of any Holder not consenting thereto;

                  (vi)     to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                  (vii)    to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

         The Indenture  Trustee is hereby  authorized to join in the  execution of any such  supplemental  indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b)      A letter from each Rating Agency addressed and delivered to the Indenture Trustee to the effect that any supplemental indenture entered into pursuant to this Section 9.01 will not cause the then-current ratings on the Notes to be qualified, reduced or withdrawn shall constitute conclusive evidence that such amendment does not adversely affect in any material respect the interests of the Noteholders.

         Section 9.02.     Supplemental  Indentures with Consent of Noteholders.  The Issuer, the Securities  Administrator
and the Indenture  Trustee,  when authorized by an Issuer Order, also may, with prior notice to each Rating Agency and with the  consent  of the  Holders of not less than  66-2/3% of the  Outstanding  Balance of the Notes,  by Act of such  Holders delivered to the Issuer and the Securities  Administrator,  enter into an indenture or indentures  supplemental  hereto for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the provisions of this Indenture or of  modifying  in any manner the rights of the Holders of the Notes under this  Indenture;  provided,  however,  that no such supplemental  indenture shall,  without the consent of the Holder of each Outstanding Note affected thereby (i) change the date of payment of any  installment  of principal of or interest on any Note, or reduce the principal  amount  thereof, the interest rate thereon,  change the provisions of this Indenture  relating to the  application of collections on, or the proceeds  of the sale of, the  Collateral  to payment of  principal  of or  interest  on the Notes,  or change any place of payment  where,  or the coin or  currency in which,  any Note or the  interest  thereon is payable,  or impair the right to institute  suit for the  enforcement  of the provisions of this  Indenture  requiring the  application  of funds  available therefor,  as  provided in Article V, to the  payment of any such  amount due on the Notes on or after the  respective  due dates thereof (or, in the case of exercise of the Clean-Up Call Right,  on or after the  Redemption  Date),  (ii) alter the obligations  of the Master  Servicer to make an Advance or alter the master  servicing  standards set forth in the Sale and
Servicing Agreement or the Purchase and Servicing  Agreement,  (iii) reduce the aforesaid  percentages of Notes the Holders of which are required to consent to any such  supplemental  indenture  or to waive  compliance  with any  provision of this
Indenture,  without the consent of the Holders of all Notes  affected  thereby,  (iv) modify or alter the provisions of the

                                                            57

proviso to the definition of the term  "Outstanding",  (v) reduce the  percentage of the  Outstanding  Balance of the Notes required to direct the  Indenture  Trustee to direct the Issuer to sell or  liquidate  the  Collateral  pursuant to Section
5.04,  (vi) modify  any provision of this Section  except to increase any  percentage  specified  herein or to provide that certain  additional  provisions of this  Indenture or the  Operative  Agreements  cannot be modified or waived  without the consent of the Holder of each  Outstanding Note affected  thereby,  (vii) modify any of the provisions of this Indenture in such manner as to affect the  calculation  of the amount of any payment of  interest  or  principal  due on any Note on any
Payment  Date or (viii)  permit the creation of any lien  ranking  prior to or on a parity with the lien of this  Indenture with respect to any part of the Collateral or, except as otherwise  permitted or  contemplated  herein,  terminate the lien of this  Indenture on any property at any time  subject  hereto or deprive the Holder of any Note of the security  provided by the lien of this Indenture.

         The  Indenture  Trustee  shall be  entitled to  conclusively  rely on an Opinion of Counsel (at the expense of the party  requesting the supplemental  indenture) to determine  whether or not any Notes would be affected by any supplemental indenture and any such determination  shall be conclusive upon the Holders of all Notes,  whether theretofore or thereafter authenticated and delivered hereunder.

         In connection with requesting the consent of the Noteholders  pursuant to this Section,  the party requesting such amendment  shall mail to the  Holders of the Notes to which  such  amendment  or  supplemental  indenture  relates a notice setting  forth in general  terms the  substance of such  supplemental  indenture.  It shall not be necessary for any Act of
Noteholders  under this Section to approve the  particular  form of any proposed  supplemental  indenture,  but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Indenture  Trustee of any  supplemental  indenture  pursuant to this  Section,  the  Securities  Administrator  shall mail or shall cause to be mailed to the Holders of the Notes to which such  amendment or  supplemental  indenture  relates and each Rating  Agency a notice  setting  forth in general  terms the substance of such supplemental  indenture.  Any failure of the Securities  Administrator to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03.     Execution of  Supplemental  Indentures.  In  executing,  or  permitting  the  additional  trusts created by, any supplemental  indenture  permitted by this Article IX or the modification  thereby of the trusts created by this  Indenture,  the  Securities  Administrator  and the Indenture  Trustee  shall be entitled to receive,  and subject to
Section  6.02,  shall be fully  protected in relying  upon,  an Opinion of Counsel to the effect  provided in Section 9.08.
The  Indenture  Trustee may, but shall not be obligated  to, enter into any such  supplemental  indenture  that affects the
Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.04.     Effect of Supplemental  Indenture.  Upon the execution of any supplemental indenture pursuant to the  provisions  hereof,  this  Indenture  shall be and shall be deemed to be modified and amended in accordance  therewith with respect to the Notes  affected  thereby,  and the  respective  rights,  limitations  of rights,  obligations,  duties,

                                                           58

liabilities  and immunities  under this Indenture of the Indenture  Trustee,  the Issuer and the Holders of the Notes shall thereafter be determined,  exercised and enforced  hereunder subject in all respects to such  modifications and amendments, and all the terms and  conditions  of any such  supplemental  indenture  shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.05.     Conformity with Trust  Indenture Act. Every  amendment of this Indenture and every  supplemental indenture  executed  pursuant to this Article IX shall conform to the  requirements  of the Trust  Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         Section 9.06.     Reference in Notes to  Supplemental  Indentures.  Notes  authenticated  and delivered  after the execution of any supplemental  indenture  pursuant to this Article IX may, and if required by the Securities  Administrator shall,  bear a  notation  in a form  approved  by the  Securities  Administrator  as to any  matter  provided  for in  such supplemental  indenture.  If the Issuer or the  Securities  Administrator  shall so determine,  new Notes so modified as to conform,  in the opinion of the Indenture Trustee and the Issuer,  to any such  supplemental  indenture may be prepared and executed by the Issuer and authenticated and delivered by the Securities Administrator in exchange for Outstanding Notes.

         Section 9.07.     Amendments to Trust Agreement.  The Indenture Trustee shall,  upon Issuer Order,  consent to any proposed  amendment to the Trust Agreement or an amendment to or waiver of any provision of any other document  relating to the Trust  Agreement,  such consent to be given  without the necessity of obtaining the consent of the Holders of any Notes upon satisfaction of the requirements under Section 10.01 of the Trust Agreement.

         Section 9.08.     Opinion of Counsel.  In connection with any supplemental  indenture pursuant to this Article IX, the Indenture  Trustee shall be entitled to receive,  at the expense of the requesting  party, an Opinion of Counsel to the effect that such supplemental  indenture is authorized or permitted by this Indenture and that all conditions  precedent to the execution of such supplemental indenture in accordance with the relevant provisions of this Article IX have been met.

         Nothing in this Section shall be construed to require that any Person obtain the consent of the Indenture  Trustee to any  amendment  or waiver or any  provision  of any  document  where the making of such  amendment or the giving of such waiver  without  obtaining the consent of the Indenture  Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                                         ARTICLE X

                                                     CALL OF THE NOTES

         Section 10.01.    Call of the Notes.

         (a)      The Notes are subject to early redemption upon the exercise of the Clean-Up Call Right pursuant to
Section 10.01(a) of the Sale and Servicing Agreement.

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         (b)      If the Clean-Up Call Right is to be exercised pursuant to Section 10.01 of the Sale and Servicing
Agreement, the Servicer shall furnish notice of such exercise to the Securities Administrator and the Indenture Trustee
not later than fifteen (15) days prior to the Clean-Up Call Date.  The party exercising such Clean-Up Call Right shall deposit the Clean-Up Call Purchase Price by 10:00 A.M. New York City time on the Business Day prior to the applicable
Redemption Date with the Securities Administrator which shall promptly deposit it into the Distribution Account, whereupon, upon the furnishing of a notice complying with Section 10.02 hereof to each Holder of the Notes, all such applicable Notes shall be due and payable on the applicable Redemption Date.  The Issuer shall furnish each Rating Agency and the Indenture Trustee and the Securities Administrator notice of any exercise of the Clean-Up Call Right in accordance with Section 10.02 hereof.

         Section 10.02.    Form of  Redemption  or Call Notice.  Notice of  redemption or call under Section 10.01 shall be given by the Securities  Administrator  by first-class  mail,  postage  prepaid,  or by facsimile mailed or transmitted not later than ten  (10) days  prior to the Clean-Up Call Date to then Holder of each  Class of  Notes to be called,  as of the close of business on the Record Date  preceding  such  Clean-Up  Call Date at such  Holder's  address or  facsimile  number appearing in the Note Register.

         All notices of redemption or call shall state:

                  (i)      the Clean-Up Call Date;

                  (ii)     the Clean-Up Call Purchase Price;

                  (iii)    that on the Clean-Up Call Date, (1) interest thereon shall cease to accrue on the date specified in the notice and (2) the payment of all other amounts described in Section 10.01 of the Sale and
         Servicing Agreement will be made; and

                  (iv)     the place where such Notes are to be surrendered for payment of the Clean-Up Call Purchase
         Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

         Notice  of  redemption  or call of the Notes  shall be given by the  Securities  Administrator  in the name of the
Issuer in the case of a Clean-Up  Call and at the expense of the Person  exercising  the  Clean-Up  Call Right.  Failure to give  notice as  provided  in this  Section  10.02,  or any defect  therein,  to any Holder of any Note shall not impair or affect the validity of the redemption or call of any other Note.

         Section 10.03.    Notes  Payable on  Clean-Up  Call Date.  Each  Class of  related  Notes to be redeemed or called shall,  following  notice of  redemption or call as required  under Section 10.02 hereof on the Clean-Up Call Date,  become due and payable at the Clean-Up Call  Purchase  Price and (except  pursuant to Section  10.01 or unless the Servicer  shall default in the payment of the  Clean-Up  Call  Purchase  Price) no interest  shall  accrue  thereon (for the benefit of the prior Holder of a Note) for any period after the date to which accrued  interest is calculated  for purposes of calculating the Clean-Up Call Purchase  Price.  The Issuer may not redeem any Class of  Notes unless  (i) all  outstanding  obligations under such Class of Notes have been paid in full and (ii) each of the Indenture  Trustee and the  Securities  Administrator
have been paid all amounts to which they are entitled hereunder.

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                                                        ARTICLE XI

                                                       MISCELLANEOUS

         Section 11.01.    Compliance  Certificates  and Opinions,  etc. Upon any  application  or request by the Issuer to the Indenture  Trustee to take any action under any provision of this Indenture,  the Issuer shall furnish to the Indenture
Trustee:  (i) an  Officer's  Certificate  stating that all  conditions  precedent,  if any,  provided for in this Indenture relating to the proposed  action have been complied with,  (ii) an  Opinion of Counsel  stating that in the opinion of such counsel all such conditions  precedent,  if any, have been complied with, and (iii) (if required by the TIA) an Independent
Certificate from a firm of certified public accountants meeting the applicable  requirements of this Section,  except that, in the case of any such  application or request as to which the furnishing of such  documents is  specifically  required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every  certificate  or opinion  with  respect to  compliance  with a condition  or covenant  provided  for in this
Indenture shall include:

                  (i)      a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii)     a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii)    a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv)     a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         Section 11.02.    Form of  Documents  Delivered  to  Indenture  Trustee.  In any case where  several  matters  are required to be certified by, or covered by an opinion of, any specified  Person,  it is not necessary that all such matters be certified  by, or covered by the opinion of, only one such  Person,  or that they be so certified or covered by only one document,  but one such  Person may  certify or give an opinion  with  respect to some  matters  and one or more other such
Persons  as to other  matters,  and any such  Person may  certify  or give an opinion as to such  matters in one or several documents.

         Any  certificate  or opinion of an Authorized  Officer of the Issuer may be based,  insofar as it relates to legal matters,  upon a certificate or opinion of, or representations  by, counsel,  unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or  representations  with respect to the matters upon which

                                                            61

such  officer's  certificate or opinion is based are erroneous.  Any such  certificate of an Authorized  Officer or Opinion of Counsel may be based,  insofar as it relates to factual  matters,  upon a certificate or opinion of, or  representations by, an officer or officers of the Sponsor,  the Seller, the Master Servicer, a Servicer,  the Depositor,  the Issuer or the
Securities  Administrator,  stating that the information  with respect to such factual matters is in the possession of such
Person,  unless such counsel knows,  or in the exercise of reasonable  care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications,  requests, consents, certificates, statements,  opinions or other  instruments  under this  Indenture,  they may, but need not, be  consolidated  and form one instrument.

         Whenever in this Indenture,  in connection with any application or certificate or report to the Indenture Trustee, it is provided  that the Issuer  shall  deliver any  document as a condition  of the  granting of such  application,  or as evidence of the Issuer's  compliance with any term hereof,  it is intended that the truth and accuracy,  at the time of the granting of such  application  or at the effective  date of such  certificate  or report (as the case may be), of the facts and opinions  stated in such document  shall in such case be  conditions  precedent to the right of the Issuer to have such application  granted or to the sufficiency of such certificate or report.  The foregoing shall not,  however,  be construed to affect the Indenture  Trustee's  right to rely upon the truth and accuracy of any statement or opinion  contained in any such document as provided in Article VI.

         Section 11.03.    Acts of  Noteholders.  (a) Any  request,  demand,  authorization,  direction,  notice,  consent, waiver or other action  provided by this Indenture to be given or taken by Noteholders  may be embodied in and evidenced by one or more  instruments of  substantially  similar tenor signed by such  Noteholders in person or by agents duly appointed in writing;  and except as herein otherwise  expressly  provided such action shall become effective when such instrument or instruments  are  delivered to the  Indenture  Trustee and,  where it is hereby  expressly  required,  to the Issuer.  Such instrument or instruments (and the action embodied therein and evidenced  thereby) are herein sometimes  referred to as the
"Act" of the  Noteholders  signing such  instrument  or  instruments.  Proof of execution  of any such  instrument  or of a writing  appointing  any such agent shall be  sufficient  for any purpose of this  Indenture  and (subject to Section 6.01)
conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b)      The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee or the Securities Administrator, as applicable, deems sufficient.

         (c)      The ownership of Notes shall be proved by the Note Register.

         (d)      Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                                                            62

         Section 11.04.    Notices,  etc.,  to  Indenture  Trustee,  Issuer  and  Rating  Agencies.  Any  request,  demand, authorization,  direction,  notice,  consent, waiver or Act of Noteholders or other documents provided or permitted by this
Indenture shall be in writing and if such request,  demand,  authorization,  direction,  notice,  consent, waiver or act of
Noteholders is to be made upon, given or furnished to or filed with:

                  (i)      the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust
         Office, or

                  (ii)     the Securities Administrator by the Indenture Trustee, any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Securities
         Administrator at its Corporate Trust Office, or

                  (iii)    the Issuer by the Indenture Trustee or any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to the address provided in the Sale and Servicing Agreement, or at any other address previously furnished in writing to the Indenture
         Trustee by the Issuer.  The Issuer shall promptly transmit any notice received by it from the Noteholders to the
         Indenture Trustee.

         Notices  required  to be given to the Rating  Agencies  by the  Issuer,  the  Indenture  Trustee,  the  Securities
Administrator or the Owner Trustee shall be in writing,  personally  delivered or mailed by certified mail,  return receipt requested,  to the addresses  provided in the Sale and Servicing  Agreement or such other address as shall be designated by written notice to the other parties.

         Section 11.05.    Notices to Noteholders;  Waiver.  Where this Indenture provides for notice to Noteholders of any event,  such notice shall be sufficiently  given (unless  otherwise  herein  expressly  provided) if in writing and mailed, first-class,  postage  prepaid to each  Noteholder  affected by such event,  at such Holder's  address as it appears on the
Note Register,  not later than the latest date,  and not earlier than the earliest date,  prescribed for the giving of such notice.  In any case where notice to Noteholders  is given by mail,  neither the failure to mail such notice nor any defect in any notice so mailed to any  particular  Noteholder  shall affect the  sufficiency  of such notice with respect to other
Noteholders,  and any notice that is mailed in the manner herein provided shall  conclusively be presumed to have been duly given.

         Where  this  Indenture  provides  for  notice in any  manner,  such  notice may be waived in writing by any Person entitled to receive  such  notice,  either  before or after the event,  and such  waiver  shall be the  equivalent  of such notice.  Waivers of notice by Noteholders  shall be filed with the Securities  Administrator but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case,  by reason of the  suspension  of regular mail service as a result of a strike,  work stoppage or similar activity,  it shall be  impractical  to mail  notice of any event to  Noteholders  when such notice is required to be given pursuant  to any  provision  of this  Indenture,  then any manner of giving  such  notice as shall be  satisfactory  to the
Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                                                            63

         Where this Indenture provides for notice to the Rating Agencies,  failure to give such notice shall not affect any other  rights or  obligations  created  hereunder,  and shall not under any  circumstance  constitute a Default or Event of
Default.

         Section 11.06.    Conflict with Trust Indenture Act. If any provision  hereof limits,  qualifies or conflicts with another  provision  hereof  that is  required  to be  included  in this  Indenture  by any of the  provisions  of the Trust
Indenture Act, such required provision shall control.

         The  provisions  of TIA  Sections  310 through  317 that impose  duties on any person  (including  the  provisions automatically  deemed  included  herein  unless  expressly  excluded  by  this  Indenture)  are a part of and  govern  this
Indenture, whether or not physically contained herein.

         Section 11.07.    Effect of Headings  and Table of  Contents.  The Article  and  Section  headings  herein and the
Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.08.    Successors  and Assigns.  All  covenants and  agreements in this  Indenture and the Notes by the
Issuer shall bind its  successors  and assigns,  whether so expressed or not. All  agreements of the  Indenture  Trustee in this Indenture shall bind its successors, co-trustees and agents.

         Section 11.09.    Severability.  In case any  provision  in this  Indenture  or in the  Notes  shall  be  invalid, illegal or unenforceable,  the validity,  legality and  enforceability of the remaining  provisions shall not in any way be affected or impaired thereby.

         Section 11.10.    Benefits of Indenture and Consents of  Noteholders.  Nothing in this  Indenture or in the Notes, express or implied,  shall give to any Person,  other than the parties  hereto and their  successors  hereunder,  the Owner
Trustee and the  Noteholders,  any benefit or any legal or  equitable  right,  remedy or claim under this  Indenture.  Each
Noteholder  and Note Owner,  by  acceptance  of a Note or, in the case of a Note Owner,  a  beneficial  interest in a Note, consents to and agrees to be bound by the terms and conditions of this Indenture.

         Section 11.11.    Legal  Holidays.  In any case where the date on which any payment is due shall not be a Business
Day, then  (notwithstanding  any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next  succeeding  Business Day with the same force and effect as if made on the date on which  nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 11.12.    Governing  Law. THIS  INDENTURE  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH THE LAWS
OF THE STATE OF NEW YORK,  WITHOUT  REFERENCE TO ITS CONFLICT OF LAW  PROVISIONS  (OTHER THAN SECTION 5-1401 OF THE GENERAL
OBLIGATIONS  LAW),  AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

                                                            64

         Section 11.13.    Counterparts.  This  Indenture may be executed in any number of  counterparts,  each of which so executed  shall be deemed to be an original,  but all such  counterparts  shall  together  constitute  but one and the same instrument.

         Section 11.14.    Recording of  Indenture.  If this  Indenture is subject to recording in any  appropriate  public recording offices,  such recording is to be effected by the Issuer and at its expense  accompanied by an Opinion of Counsel
(which may be counsel to the Indenture  Trustee or any other  counsel  reasonably  acceptable to the Indenture  Trustee) to the effect that such  recording is necessary  either for the  protection  of the  Noteholders  or any other Person  secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 11.15.    Trust  Obligations.  (a) No recourse may be taken,  directly or indirectly,  with respect to the obligations of the Issuer on the Notes or the Issuer or the Indenture  Trustee under this  Indenture or any  certificate or other writing  delivered in connection  herewith or therewith,  against (i) the  Indenture  Trustee or the Owner Trustee in its respective  individual capacity,  (ii) any owner of a beneficial ownership interest in the Issuer or (iii) any partner, owner, beneficiary,  officer,  director,  employee or agent of the Indenture Trustee or the Owner Trustee in its respective individual  capacity,  any holder of a beneficial  ownership  interest in the Issuer,  the Owner  Trustee or the  Indenture
Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual  capacity,  except as any such Person may have expressly  agreed (it being  understood  that the Indenture  Trustee and the Owner Trustee have no such obligations in their respective  individual  capacities) and except that any such partner,  owner or beneficiary shall be fully  liable,  to the extent  provided by  applicable  law,  for any unpaid  consideration  for stock,  unpaid  capital contribution  or failure to pay any installment or call owing to such entity.  For all purposes of this  Indenture,  in the performance of any duties or obligations  of the Issuer  hereunder,  the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

         (a)      In addition, (i) this Indenture is executed and delivered by LaSalle National Trust Delaware, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by LaSalle National Trust Delaware but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on LaSalle National Trust Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Indenture Trustee and by any Person claiming by, through or under the Indenture Trustee, and (iv) under no circumstances shall LaSalle National Trust
Delaware be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the Operative Agreements.

         Section 11.16.    No Petition.  The Indenture  Trustee,  by entering into this Indenture,  and each Noteholder and
Note Owner,  by accepting a Note or interest  therein,  hereby  covenant and agree that they will not at any time institute against the Depositor or the Issuer,  or join in any  institution  against the Depositor or the Issuer of, any  bankruptcy, reorganization,  arrangement,  insolvency or liquidation proceedings,  or other proceedings under any United States federal

                                                            65

or state bankruptcy or similar law in connection with any obligations  relating to the Notes,  this Indenture or any of the other Operative Agreements;  provided,  however, that nothing herein shall be deemed to prohibit the Indenture Trustee from filing proofs of claim for itself and on behalf of the Noteholders.

         Section 11.17.    Inspection.   The  Issuer  agrees  that,  on  reasonable  prior  notice,   it  will  permit  any
representative  of the Indenture  Trustee,  during the Issuer's normal business hours, to examine all the books of account, records,  reports and other papers of the Issuer, to make copies and extracts therefrom,  to cause such books to be audited by Independent certified public accountants,  and to discuss the Issuer's affairs,  finances and accounts with the Issuer's officers,  employees and Independent  certified  public  accountants,  all at such reasonable  times and as often as may be reasonably  requested.  The Indenture  Trustee shall, and shall cause its  representatives  to, hold in confidence all such information  except to the extent  disclosure  may be required by law (and all  reasonable  applications  for  confidential treatment  are  unavailing)  and except to the  extent  that the  Indenture  Trustee  may  reasonably  determine  that such disclosure is consistent with its obligations hereunder.

         Section 11.18.    Agreements  of  Noteholders.  Each  Noteholder,  by accepting a Note,  hereby  acknowledges  and agrees  that,  to the extent  that the  Noteholders  are deemed to have any  interest in any assets of the  Depositor  that constitute  the  assets of the trust  for any other  series of  securities  with  respect  to which the  Depositor  acts as depositor:

         (a)      the interest of the Noteholders in such assets is subordinate to claims or rights of the holders of such other series of securities to such assets; and

         (b)      this Indenture constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy
Code.

                                                            66

         IN WITNESS WHEREOF, the Issuer, the Securities  Administrator and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers,  thereunto duly authorized and duly attested,  all as of the day and year first above written.

                                                    PHH MORTGAGE TRUST, SERIES 2008-CIM2, as Issuer

                                                    By:  LASALLE NATIONAL TRUST DELAWARE,
                                                    not in its individual capacity but solely as
                                                    Owner Trustee

                                                    By:  ________________________________________________
                                                    Name:
                                                    Title:

                                                    WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator

                                                    By:  ________________________________________________
                                                    Name:
                                                    Title:

                                                    HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

                                                    By:  ________________________________________________
                                                    Name:
                                                    Title:

                                                        EXHIBIT A-1

                                                  FORMS OF CLASS A NOTES

                                                     [see attachment]

                                                           A-1-1

                                                        EXHIBIT A-2

                                             FORMS OF PRIVATELY OFFERED NOTES

                                                     [see attachment]

                                                           A-2-1

                                                        EXHIBIT B-1

                                         FORM OF RULE 144A (QIB) INVESTMENT LETTER
                                               (FOR PRIVATELY OFFERED NOTES)

                                                             _____________________________________________________
                                                                                      date
Wells Fargo Bank, NA
  as Note Registrar
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

         Re:      PHH Mortgage Trust, Series 2008-CIM2
                  Mortgage Backed Notes, [Class [__] Notes]

Ladies and Gentlemen:

         In connection with our acquisition of the  above-referenced  Notes (the "Notes") we certify that (a) we understand that the Notes have not been registered  under the Securities Act of 1933, as amended (the "Act"),  or any state securities laws and are being  transferred to us in a transaction  that is exempt from the  registration  requirements  of the Act and any such laws,  (b) we have such  knowledge  and  experience  in  financial  and  business  matters  that we are capable of evaluating  the merits and risks of  investments  in the Notes,  (c) we have had the  opportunity  to ask  questions of and receive answers from Ace Securities Corp. (the  "Depositor")  concerning the purchase of the Notes and all matters relating thereto or any  additional  information  deemed  necessary to our decision to purchase the Notes,  (d) we have not, nor has anyone acting on our behalf,  offered,  transferred,  pledged,  sold or otherwise  disposed of the Notes or any interest in the Notes, or solicited any offer to buy,  transfer,  pledge or otherwise dispose of the Notes or any interest in the Notes from any person in any manner,  or made any general  solicitation  by means of general  advertising or in any other manner, or taken any other  action  that would  constitute  a  distribution  of the Notes  under the Act or that  would  render the disposition  of the Notes a  violation  of  Section  5 of the Act or any  state  securities  laws or  require  registration pursuant  thereto,  and we will not act, or authorize  any person to act, in such manner with respect to the Notes,  (e) we are a "qualified  institutional  buyer" as that term is defined in Rule 144A under the Act  ("Rule 144A")  and we are aware that the sale to us is being made in  reliance on  Rule 144A  and  (f) our  purchase of the Notes has been duly  authorized under,  and not  directly or  indirectly  in  contravention  of, any law,  charter,  trust  instrument  or other  operative document, investment guidelines or list of permissible or impermissible investments applicable to us.

         We are acquiring the Notes for our own account or for resale  pursuant to Rule 144A and understand that such Notes may be resold,  pledged or transferred only (1) to a person reasonably believed to be a qualified  institutional buyer that purchases  for its own  account or for the  account of a  qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A or (2) pursuant to another  exemption from  registration under the Act.

                                                           B-1-1

         We  hereby  acknowledge  that,  under the terms of the  Indenture  (the  "Indenture")  among PHH  Mortgage  Trust,
Series 2008-CIM2,  as Issuer, Wells Fargo Bank, N.A., as Securities Administrator, and HSBC Bank USA, National Association,
as Indenture  Trustee,  dated as of July 25, 2008, no sale or transfer of any  beneficial  ownership  interest in the Notes shall  be  permitted  to be made to any  person  (i) except  in the  case of  transfers  of  Privately  Offered  Notes,  in conjunction  with a  simultaneous  sale or transfer of an equal  Percentage  Interest in (x) all other classes of Privately
Offered Notes then outstanding and (y) the Owner Trust  Certificates (and any sale or transfer of any beneficial  ownership interest in the Owner Trust  Certificates  may only be effectuated in conjunction  with a simultaneous  sale or transfer of an equal  Percentage  Interest in all classes of the Privately  Offered  Notes  outstanding)  unless we or any  prospective transferee  furnishes to the Note Registrar an opinion of counsel  concluding that the transfer will not cause the Trust to become  subject to federal  income tax as a corporation  and (ii) in the case of all Notes,  only if the Note Registrar has received a certificate  from such transferee in the form hereof.  We also hereby  acknowledge  that, under the terms of the
Indenture, no transfer of less than a 10% Percentage Interest in the Privately Offered Notes shall be permitted.

         In addition,  we hereby certify that we are not an employee benefit plan or other retirement  arrangement  subject to Section 406 of the  Employee  Retirement  Income  Security  Act of 1974,  as amended  ("ERISA"),  or Section 4975 of the
Internal  Revenue Code of 1986, as amended (the "Code") or to any  substantially  similar law, the trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan.

         We hereby indemnify the Depositor, Indenture Trustee, the Securities Administrator,  the Note Registrar, the Owner
Trustee and the Trust  against any  liability  that may result to any of them if our transfer or other  disposition  of any
Notes (or any  interest  therein) is not exempt from the  registration  requirements  of the Act and any  applicable  state securities  laws or is not made in accordance  with such federal and state laws, the provisions of this  certificate or the applicable provisions of the Indenture.

                                                    Very truly yours,

                                                    ______________________________________________________________
                                                                        Print Name of Purchaser

                                                    By:___________________________________________________________
                                                       Name:
                                                       Title:

                                                           B-1-2

                                                                                                     ANNEX 1 TO EXHIBIT B-1

                                 QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                  [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby certifies as follows in connection with the Rule 144A  Investment  Representation to which this Certification is attached:

         1.       As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or
other executive officer of the Buyer.

         2.       In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

                  ___      CORPORATION,  ETC. The Buyer is a corporation  (other than a bank,  savings and loan association or similar  institution),  Massachusetts  or similar  business  trust,  partnership,  or  charitable  organization described in Section 501(c)(3) of the Internal Revenue Code.

                  ___      BANK. The Buyer (a) is a national bank or banking  institution  organized  under the laws of any
         State,  territory or the District of Columbia,  the business of which is substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign bank or equivalent institution,  and  (b) has an audited  net worth of at least  $25,000,000  as  demonstrated  in its latest  annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

                  ___      SAVINGS  AND  LOAN.  The  Buyer  (a) is  a  savings  and  loan  association,  building  and loan association,  cooperative bank, homestead association or similar institution,  which is supervised and examined by a State or Federal  authority  having  supervision  over any such  institutions  or is a foreign  savings and loan association or equivalent  institution  and (b) has an audited net worth of at least  $25,000,000 as  demonstrated units latest annual financial statements.

                  ___      BROKER-DEALER.  The  Buyer is a dealer  registered  pursuant  to  Section 15  of the  Securities
         Exchange Act of 1934.

                  ___      INSURANCE  COMPANY.  The Buyer is an insurance  company whose primary and  predominant  business activity is the writing of insurance or the reinsuring of risks  underwritten by insurance  companies and which is

___________________
(1)      Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless buyer is a dealer, and, in that case, buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                                           B-1-3

         subject to supervision by the insurance  commissioner  or a similar  official or agency of a State or territory or the District of Columbia.

                  ___      STATE OR LOCAL PLAN. The Buyer is a plan  established  and maintained by a State,  its political subdivisions, or any agency or instrumentality of the State or its political subdivisions,  for the benefit of its employees.

                  ___      ERISA  PLAN.  The  Buyer is an  employee  benefit  plan  within  the  meaning  of Title I of the
         Employee Retirement Income Security Act of 1974.

                  ___      INVESTMENT  ADVISOR.  The  Buyer  is an  investment  adviser  registered  under  the  Investment
         Advisers Act of 1940.

                  ___      SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S.  Small Business
         Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                  ___      BUSINESS  DEVELOPMENT  COMPANY.  The Buyer is a  business  development  company  as  defined  in
         Section 202(a)(22) of the Investment Advisers Act of 1940.

                  ___      TRUST  FUND.  The Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and whose participants are exclusively (a) plans established and maintained by a State, its political  subdivisions,  or any agency or  instrumentality  of the State or its  political  subdivisions,  for the  benefit of its  employees,  or
         (b) employee  benefit plans within the meaning of Title I of the Employee  Retirement Income Security Act of 1974,
         but is not a trust fund that includes as participants individual retirement accounts of H.R. 10 plans.

         3.       The term "Securities" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4.       For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the
Securities and Exchange Act of 1934.

                                                           B-1-4

         5.       The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                                Will the Buyer be purchasing the Rule 144A  Securities  only for the
        ____                 ____               Buyer's own account?
        Yes                  No

         6.       If the answer to the foregoing question is "no," the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on
Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of
"qualified institutional buyer" set forth in Rule 144A.

         7._______The Buyer will  notify  each of the  parties to which this  certification  is made of any  changes in the information  and  conclusions  herein.  Until such notice is given,  the  Buyer's  purchase of  Rule 144A  Securities  will constitute a reaffirmation of this certification as of the date of such purchase.

                                                    ______________________________________________________________
                                                    Print Name of Buyer

                                                    By:___________________________________________________________
                                                       Name:
                                                       Title:

                                                    Date:_________________________________________________________

                                                           B-1-5

                                                                                                     ANNEX 2 TO EXHIBIT B-1

                                 QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                   [For Buyers That Are Registered Investment Companies]

         The undersigned  hereby certifies as follows in connection with the Rule 144A  investment  representation to which this certification is attached:

         1.       As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President
of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the
Securities Act of 1933 ("Rule 144A") because Buyer is part of a family of investment companies (as defined below), is such an officer of the adviser.

         2.       In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC
Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's family of Investment Companies, owned at least $100,000,000 in securities
(other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer of the Buyer's family of Investment Companies, the cost of such securities was used.

                  ____     The Buyer owned  $__________  in  securities  (other that the  excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such  amount being  calculated  in  accordance  with
         Rule 144A).

                  ____     The Buyer is part of a Family of Investment  Companies which owned in the aggregate  $__________
         in  securities  (other than the  excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3.       The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment advisor or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4.       The term "Securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
(vi) currency, interest  rate and commodity swaps.

         5.       The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

                                                           B-1-6

         6.       The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                    ______________________________________________________________
                                                    PRINT NAME OF BUYER

                                                    BY:___________________________________________________________
                                                       NAME:
                                                       TITLE:

                                                    IF AN ADVISER:

                                                    ______________________________________________________________
                                                    PRINT NAME OF BUYER

DATE:

                                                           B-1-7

                                                        EXHIBIT B-2

                                       FORM OF ACCREDITED INVESTOR INVESTMENT LETTER
                                               (For Privately Offered Notes)

                                                             _____________________________________________________
                                                                                      date
Wells Fargo Bank, NA
  as Note Registrar
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

         Re:      PHH Mortgage Trust, Series 2008-CIM2
                  Mortgage Backed Notes, [Class [  ] Notes]

Ladies and Gentlemen:

         In connection with our acquisition of the  above-referenced  Notes (the "Notes") we certify that (a) we understand that the Notes have not been registered  under the Securities Act of 1933, as amended (the "Act"),  or any state securities laws and are being  transferred to us in a transaction  that is exempt from the  registration  requirements  of the Act and any such laws,  (b) we have had the  opportunity  to ask questions of and receive  answers from Ace Securities  Corp.  (the
"Depositor")  concerning the purchase of the Notes and all matters  relating thereto or any additional  information  deemed necessary  to our  decision  to  purchase  the Notes,  (c) we  have not,  nor has  anyone  acting on our  behalf,  offered, transferred,  pledged,  sold or  otherwise  disposed of the Notes or any interest in the Notes,  or solicited  any offer to buy,  transfer,  pledge or otherwise  dispose of the Notes or any  interest in the Notes from any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other  manner,  or taken any other  action that would  constitute a distribution  of the Notes under the Act or that would render the  disposition of the Notes a violation of Section 5 of the Act or any state  securities laws or require  registration  pursuant  thereto,  and we will not act, or authorize  any person to act, in such manner with  respect to the Notes,  (d) we are an  "accredited  investor"  within the meaning of  Rule 501(a)(1),  (2), (3) or (7) and have such knowledge and experience in financial and business  matters and, in  particular,  in such matters  related to the Notes,  such that we are capable of evaluating  the merits and risks of an investment  in the Notes and we are aware that the sale to us is being made in reliance on Rule 144A  and (e) our  purchase of the Notes has been duly authorized  under, and not directly or indirectly in contravention  of any law,  charter,  trust instrument  or other  operative  document,  investment  guidelines  or list of  permissible  or  impermissible  investments applicable to us.

         We  hereby  acknowledge  that,  under the terms of the  Indenture  (the  "Indenture")  among PHH  Mortgage  Trust,
Series 2008-CIM2,  as Issuer, Wells Fargo Bank, N.A., as Securities Administrator, and HSBC Bank USA, National Association,
as Indenture  Trustee,  dated as of July 25,  2008, no sale or transfer of any beneficial  ownership  interest in the Notes shall  be  permitted  to be made to any  person  (i) except  in the  case of  transfers  of  Privately  Offered  Notes,  in conjunction  with a  simultaneous  sale or transfer of an equal  Percentage  Interest in (x) all other classes of Privately
Offered Notes then outstanding and (y) the Owner Trust  Certificates (and any sale or transfer of any beneficial  ownership

                                                           B-2-1

interest in the Owner Trust  Certificates  may only be effectuated in conjunction  with a simultaneous  sale or transfer of an equal  Percentage  Interest in all classes of the Privately  Offered  Notes  outstanding)  unless we or any  prospective transferee  furnishes to the Note Registrar an opinion of counsel  concluding that the transfer will not cause the Trust to become  subject to federal  income tax as a corporation  and (ii) in the case of all Notes,  only if the Note Registrar has received a certificate  from such transferee in the form hereof.  We also hereby  acknowledge  that, under the terms of the
Indenture, no transfer of less than a 10% Percentage Interest in the Privately Offered Notes shall be permitted.

         In addition,  we hereby certify that we are not an employee benefit plan or other retirement  arrangement  subject to Section 406 of the  Employee  Retirement  Income  Security  Act of 1974,  as amended  ("ERISA"),  or Section 4975 of the
Internal  Revenue Code of 1986, as amended (the "Code") or to any  substantially  similar law, the trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan.

         We hereby indemnify the Depositor, Indenture Trustee, the Securities Administrator,  the Note Registrar, the Owner
Trustee and the Trust  against any  liability  that may result to any of them if our transfer or other  disposition  of any
Notes (or any  interest  therein) is not exempt from the  registration  requirements  of the Act and any  applicable  state securities  laws or is not made in accordance  with such federal and state laws, the provisions of this  certificate or the applicable provisions of the Indenture.

                                                    Very truly yours,

                                                    ______________________________________________________________
                                                                        Print Name of Purchaser

                                                    By:___________________________________________________________
                                                       Name:
                                                       Title:

                                                           B-2-2

                                                         EXHIBIT C

                                             FORM OF ERISA TRANSFER AFFIDAVIT
                                                     FOR CLASS A NOTES

                                                             _____________________________________________________
                                                                                      date

STATE OF NEW YORK                      )
                                       )  ss.:
COUNTY OF NEW YORK                     )
         Re:      PHH Mortgage Trust, Series 2008-CIM2
                  Mortgage Backed Notes

         1.       The undersigned is the ______________________ of (the "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

         2.       The Investor's acquisition and holding of the Notes for, or on behalf of, a Benefit Plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered under
Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, the non-fiduciary service provider exemption under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or some other applicable exemption, and will not result in a non-exempt violation of any Similar Law.

         3.       The Investor hereby acknowledges that under the terms of the Indenture among PHH Mortgage Trust,
Series 2008-CIM2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator, and HSBC Bank USA, National Association,
as Indenture Trustee, dated as of July 25, 2008, no transfer of any Class A Note shall be permitted to be made to any person unless the Securities Administrator has received an affidavit from such transferee in the form hereof.

                                                           C-1

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 20__.

                                                    ________________________________________
                                                    [Investor]

                                                    By:_____________________________________
                                                       Name:
                                                       Title:

ATTEST:

___________________________

STATE OF                                      )
                                              )  ss.:
COUNTY OF                                     )

                  Personally appeared before me the above-named ___________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

                  Subscribed and sworn before me this _____ day of ___________ 20___.

                                                     __________________________________
                                                     NOTARY PUBLIC

                                                     My commission expires the

                                            ____ day of __________, 20__.

                                                           C-2